ANNUAL REPORT

--------------------------------------------------------------------------------

                                [GRAHIC OMITTED]

                                   High Yield
                                    Tax-Free
                                      Fund

                                 AUGUST 31, 1998

                          [LOGO] JOHN HANCOCK FUNDS
                                 A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                   Vice President and Chief Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                  --------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]


      For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

       BY FRANK LUCIBELLA, CFA, BARRY EVANS, CFA, AND DIANNE SALES, CFA,
                               PORTFOLIO MANAGERS

                                  John Hancock
                            High Yield Tax-Free Fund

                      High-yield municipal bonds boosted by
                      -------------------------------------
             benign inflationary environment, falling interest rates
             -------------------------------------------------------

Economic turmoil in Asia, Russia and other emerging markets sent bond yields lower and bond prices higher during the past 12 months. The Asian meltdown, which was still in its infancy at the beginning of the period, had two positive effects on U.S. bonds. First, it helped to cool off inflationary pressures that were building as a result of robust U.S. economic growth. Bond holders dislike inflation because it eats away at their fixed-income payments. Second, the crisis prompted a flood of international investors to seek out the relative safety of U.S. Treasury bonds. As inflationary fears subsided and the news out of Asia worsened, investors pushed bond yields -- which move in the opposite direction of bond prices -- lower from September through December last year.

   As fears about Asia's crisis spilling over into the U.S. subsided somewhat at the start of this year, inflationary fears once again took center stage. Investors worried that too much domestic growth would translate into higher inflation. Throughout much of the spring, bond prices drifted lower. But a second round of Asian "flu" in the summer buffeted world markets, prompting many investors to pull money from Asia and Latin America and propel the rally in U.S. Treasury bonds. Adding further fuel to bonds' advance was the devaluation of the Russian ruble in mid-August. This

        "The Asian meltdown... had two positive effects on U.S. bonds."

[A 3 1/2" x 2 1/2" photo at bottom right of page of fund management team members. Caption below reads "Fund management team members (l - r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]

================================================================================

                 John Hancock Funds - High Yield Tax-Free Fund

        "Among our biggest winners were our zero coupon bond holdings."

--------------------------------------------------------------------------------
[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into nine sections (from top to left):
General Obligation 3%, Other 22%, Transportation 14%, Pollution Control 21%, Industrial 11%, Housing 7%, Health 16%, Education 3% and Airport 3%. A note below the chart reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

event set off additional buying of U.S. Treasury bonds. Municipals, like Treasuries, benefited from the benign inflationary environment, falling interest rates and global economic uncertainty. However, their gains didn't keep pace with U.S. Treasury bonds because the supply of municipals expanded while demand remained firm at best. Municipal issuers advantageously issued new and refinanced older debt at a near-record pace in order to take advantage of low interest rates. And unlike the U.S. Treasury market, the municipal market did not experience increased buying from international investors seeking a safe haven from global turmoil.

Performance review

For the 12-month period ended August 31, 1998, John Hancock High Yield Tax-Free Fund's Class A and Class B shares posted total returns of 9.34% and 8.53%, respectively, at net asset value. Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns were in line with the 8.62% return for the average high-yield municipal bond fund for the same period, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

   Among our biggest winners were our zero coupon bond holdings. Dubbed "zeroes," these bonds make no periodic interest payments. Instead, they are sold at a deep discount from their face value. Investors receive the rate of return upon redemption of the bond at face value on a specified maturity date. The reason for their relatively strong recent performance stems from the fact that they tend to rally more than interest-bearing bonds when interest rates fall.

   Other strong performers included non-callable bonds and bonds with good call protection. Non-callable bonds can't be redeemed by their issuer before maturity and bonds with good call protection cannot be redeemed for some period of time. Municipal issuers, like homeowners, often refinance their debt when interest rates fall. Refinancing is usually good for both homeowners and municipal issuers because it lowers their debt costs. However, refinancing of debt can be bad for municipal bond holders because they may be forced to reinvest the proceeds from high-yielding redeemed or "called" bonds at lower prevailing rates. Our holdings in Tooele County (UT), issued on behalf of Laidlaw Corp., for example, gave the Fund good income in the form of a 7.55% yield and they are protected from being called away for 15 years.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Zero coupon bonds followed by an up arrow with the phrase "Rallied more than coupon-paying bonds as rates fell." The second listing is Call-protected bonds followed by an up arrow with the phrase "Strong demand." The third listing is Housing bonds followed by a down arrow with the phrase "More mortgage refinancings." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 9.34% total return for John Hancock High Yield Tax-Free Fund Class A. The second bar represents the 8.53% total return for John Hancock High Yield Tax-Free Fund Class B and the third bar represents the 8.62% total return for the Average high-yield municipal bond fund. A note below the chart reads "Total returns for John Hancock High Yield Tax-Free Fund are at net asset value with all distributions reinvested. The average high-yield municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

   Our main disappointment were our holdings in housing bonds. As mortgage rates fell to their lowest levels in 25 years, near-record numbers of homeowners refinanced. As we mentioned earlier, while good news for homeowners, refinancings can be difficult for housing bond holders because they may have to reinvest the proceeds at lower, prevailing rates.

A word about yield

We specifically avoided pushing for additional yield by adding a lot of low-quality bonds. Generally speaking, the lower a bond's credit quality, the higher its yield. That's because investors demand more yield as compensation for taking on more risk that the issuer will not be able to meet its debt obligations in a timely fashion. In our view, the small amount of incremental yield currently offered by lower-quality, below-investment-grade bonds just wasn't enough to compensate us for taking on more credit risk.

Outlook

Our outlook for interest rates, which are the prime determinant of municipal bond performance, is cautiously optimistic. U.S. economic growth appears to be slowing, thanks in large part to the problems in Asia, and inflation appears in check. We believe that the current lack of inflationary pressures should eliminate the need for the Federal Reserve to raise interest rates. Indeed, if global economic turmoil continues, the Fed could look to lower rates to prevent too much of a U.S. slowdown.

   As far as municipal supply goes, we think it will taper off over the next several months. The real question mark is demand. Municipals currently are priced very cheaply relative to taxable securities. If demand for munis remains firm, or strengthens as people look to our market for value, municipals should have a chance to play catch-up to Treasuries. And as long as interest rates remain low, we believe that high-yield municipal bonds will continue to experience stronger demand than their higher-quality, lower-yielding counterparts and outpace them as a result.

 "Municipals currently are priced very cheaply relative to taxable securities."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for a discussion of the risks of investing in high-yield bonds.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Tax-Free Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                                   SINCE
                                                      ONE        INCEPTION
                                                      YEAR       (12/31/93)
                                                     -------     ----------
Cumulative Total Returns                              5.35%        24.31%
Average Annual Total Returns                          5.35%         4.96%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                          ONE        FIVE          TEN
                                          YEAR       YEARS        YEARS
                                         ------     -------      --------
Cumulative Total Returns                  4.50%      29.88%       101.03%
Average Annual Total Returns              4.50%       5.37%         7.23%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of August 31, 1998
                                                                 SEC 30-DAY
                                                                    YIELD
                                                               --------------
John Hancock High Yield Tax-Free Fund: Class A                      4.47%
John Hancock High Yield Tax-Free Fund: Class B                      3.93%

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Tax-Free Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------
Line chart with the heading High Yield Tax-Free Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $13,277 as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on December 31, 1993, before sales charge, and is equal to $13,194 as of August 31, 1998. The third line represents the High Yield Tax-Free Fund after sales charge and is equal to $12,605 as of August 31, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading High Yield Tax-Free Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $22,426 as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Tax-Free Fund on August 29, 1986, before contingent deferred sales charge, and is equal to $20,358 as of August 31, 1998.
--------------------------------------------------------------------------------
*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $158,175,963) .........      $174,401,562
  Cash ......................................................           202,470
  Receivable for investments sold ...........................         1,272,888
  Receivable for shares sold ................................           192,027
  Interest receivable .......................................         2,716,332
  Other assets ..............................................            36,845
                                                                  -------------
                    Total Assets ............................       178,822,124
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         6,222,554
  Payable for shares repurchased ............................           144,095
  Dividend payable ..........................................            30,601
  Payable to John Hancock Advisers, Inc. ....................
   and affiliates - Note B ..................................           136,950
  Accounts payable and accrued expenses .....................            65,918
                                                                  -------------
                    Total Liabilities .......................         6,600,118
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       167,340,311
  Accumulated net realized loss on investments and
   financial futures contracts ..............................       (11,336,051)
  Net unrealized appreciation of investments and
   financial futures contracts ..............................        16,227,313
  Distributions in excess of net investment income ..........            (9,567)
                                                                  -------------
                    Net Assets ..............................      $172,222,006
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding - 125,000,000 shares
    authorized with $0.01 per share par value)
  Class A - $40,724,691/4,218,165 ...........................             $9.65
  =============================================================================
  Class B - $131,497,315/13,620,174 .........................             $9.65
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.65 x 104.71%) ...............................            $10.10
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ...................................................      $11,411,602
                                                                  -------------
  Expenses:
     Investment management fee - Note B ......................          996,696
     Distribution and service fee - Note B
       Class A ...............................................           90,685
       Class B ...............................................        1,343,573
     Transfer agent fee - Note B .............................          138,152
     Auditing fee ............................................           39,497
     Custodian fee ...........................................           32,856
     Financial services fee - Note B .........................           29,472
     Registration and filing fees ............................           18,025
     Printing ................................................           17,853
     Trustees' fees ..........................................           13,407
     Miscellaneous ...........................................            4,575
     Legal fees ..............................................              684
                                                                  -------------
                    Total Expenses ...........................        2,725,475
                    -----------------------------------------------------------
                    Less Expense Reductions -
                    Note B ...................................           (5,077)
                    -----------------------------------------------------------
                    Net Expenses .............................        2,720,398
                    -----------------------------------------------------------
                    Net Investment Income ....................        8,691,204
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
  Net realized loss on investments sold ......................         (387,968)
  Net realized loss on financial futures contracts ...........         (166,240)
  Change in net unrealized appreciation/depreciation
   of investments ............................................        6,157,597
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ............................           15,000
                                                                  -------------
                    Net Realized and Unrealized Gain
                    on Investments and Financial
                    Futures Contracts ........................        5,618,389
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................      $14,309,593
                    ===========================================================


                        SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED AUGUST 31,
                                                                           ------------------------------
                                                                                1997            1998
                                                                           -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ...............................................      $9,270,118       $8,691,204
   Net realized loss on investments sold and financial futures
     contracts .........................................................      (3,771,741)        (554,208)
   Change in net unrealized appreciation/depreciation of investments
     and financial futures contracts ...................................       7,271,339        6,172,597
                                                                           -------------    -------------
     Net Increase in Net Assets Resulting from Operations ..............      12,769,716       14,309,593
                                                                           -------------    -------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5587 and $0.5394 per share, respectively) ...........      (1,692,115)      (2,047,191)
     Class B - ($0.4905 and $0.4683 per share, respectively) ...........      (7,657,642)      (6,610,696)
                                                                           -------------    -------------
     Total Distributions to Shareholders ...............................      (9,349,757)      (8,657,887)
                                                                           -------------    -------------
From Fund Share Transactions - Net : * .................................      (3,167,486)      (5,014,174)
                                                                           -------------    -------------
Net Assets:
   Beginning of period .................................................     171,332,001      171,584,474
                                                                           -------------    -------------
   End of period (including distributions in excess of net investment
     income of $38,546 and $9,567, respectively) .......................    $171,584,474     $172,222,006
                                                                           =============    =============

* Analysis of Fund Share Transactions:

                                                                                             YEAR ENDED AUGUST 31,
                                                                      ----------------------------------------------------------
                                                                                1997                            1998
                                                                      ----------------------------------------------------------
                                                                        SHARES         AMOUNT           SHARES         AMOUNT
                                                                      ----------    ------------      ----------    ------------
CLASS A
   Shares sold ..................................................      1,578,539     $14,597,255       1,426,741     $13,621,218
   Shares issued to shareholders in reinvestment of
     distributions ..............................................         84,834         785,117          96,914         926,475
                                                                      ----------    ------------      ----------    ------------
                                                                       1,663,373      15,382,372       1,523,655      14,547,693
   Less shares repurchased ......................................       (801,201)     (7,400,978)       (752,160)     (7,173,035)
                                                                      ----------    ------------      ----------    ------------
   Net increase .................................................        862,172      $7,981,394         771,495      $7,374,658
                                                                      ==========    ============      ==========    ============
CLASS B
   Shares sold ..................................................      2,646,041     $24,449,200       2,165,723     $20,660,628
   Shares issued to shareholders in reinvestment of
     distributions ..............................................        277,587       2,569,048         228,203       2,182,260
                                                                      ----------    ------------      ----------    ------------
                                                                       2,923,628      27,018,248       2,393,926      22,842,888
   Less shares repurchased ......................................     (4,127,421)    (38,167,128)     (3,693,711)    (35,231,720)
                                                                      ----------    ------------      ----------    ------------
   Net decrease .................................................     (1,203,793)   ($11,148,880)     (1,299,785)   ($12,388,832)
                                                                      ==========    ============      ==========    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                     PERIOD FROM
                                                   DECEMBER 31, 1993                 PERIOD FROM
                                                    (COMMENCEMENT OF   YEAR ENDED   NOVEMBER 1, 1995       YEAR ENDED AUGUST 31,
                                                     OPERATIONS) TO    OCTOBER 31,   TO AUGUST 31,    ---------------------------
                                                    OCTOBER 31, 1994     1995(2)        1996(6)          1997            1998
                                                    ----------------   -----------  ---------------   ----------      ----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...........       $9.85            $8.82          $9.47            $9.16           $9.34
                                                     ----------       ----------     ----------       ----------      ----------
   Net Investment Income ..........................        0.48(1)          0.57           0.49(1)          0.56(1)         0.54(1)
   Net Realized and Unrealized Gain (Loss) on
     Investments Sold and Financial Futures
       Contracts ..................................       (0.94)            0.70          (0.30)            0.18            0.31
                                                     ----------       ----------     ----------       ----------      ----------
       Total from Investment Operations ...........       (0.46)            1.27           0.19             0.74            0.85
                                                     ----------       ----------     ----------       ----------      ----------
   Less Distributions:
     Dividends from Net Investment Income .........       (0.48)           (0.58)         (0.50)           (0.56)          (0.54)
     Distributions in Excess of Net Investment
       Income .....................................       (0.09)           (0.04)            --               --              --
                                                     ----------       ----------     ----------       ----------      ----------
       Total Distributions ........................       (0.57)           (0.62)         (0.50)           (0.56)          (0.54)
                                                     ----------       ----------     ----------       ----------      ----------
   Net Asset Value, End of Period .................       $8.82            $9.47          $9.16            $9.34           $9.65
                                                     ==========       ==========     ==========       ==========      ==========
   Total Investment Return at Net Asset
     Value (3) ....................................        4.96%(4)        14.85%          1.96%(4)         8.29%           9.34%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .......     $15,401          $14,225        $23,663          $32,199         $40,725
   Ratio of Expenses to Average Net Assets ........        1.15%(5)         1.06%          1.10%(5)         1.06%           1.00%(7)
   Ratio of Net Investment Income to Average
     Net Assets ...................................        6.08%(5)         6.36%          6.39%(5)         6.00%           5.66%
   Portfolio Turnover Rate ........................          62%              64%            38%              51%             35%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                      YEAR ENDED OCTOBER 31,        PERIOD FROM        YEAR ENDED AUGUST 31,
                                              ---------------------------------- NOVEMBER 1, 1995 TO -----------------------
                                                 1993         1994       1995(2)  AUGUST 31, 1996(6)   1997            1998
                                              --------     --------     --------  -----------------  --------       --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...      $9.39        $9.98        $8.82        $9.47           $9.16          $9.34
                                              --------     --------     --------     --------        --------       --------
   Net Investment Income ..................       0.53         0.48         0.51         0.44(1)         0.49(1)        0.47(1)
   Net Realized and Unrealized Gain
     (Loss) on Investments Sold and
       Financial Futures Contracts ........       0.72        (0.90)        0.69        (0.31)           0.18           0.31
                                              --------     --------     --------     --------        --------       --------
       Total from Investment Operations ...       1.25        (0.42)        1.20         0.13            0.67           0.78
                                              --------     --------     --------     --------        --------       --------
   Less Distributions:
     Dividends from Net Investment Income .      (0.56)       (0.48)       (0.51)       (0.44)          (0.49)         (0.47)
     Distributions in Excess of Net
       Investment Income ..................         --        (0.07)       (0.04)          --              --             --
     Distributions from Net Realized
       Gain on Investments Sold ...........      (0.10)       (0.19)                       --              --             --
                                              --------     --------     --------     --------        --------       --------
       Total Distributions ................      (0.66)       (0.74)       (0.55)       (0.44)          (0.49)         (0.47)
                                              --------     --------     --------     --------        --------       --------
   Net Asset Value, End of Period .........      $9.98        $8.82        $9.47        $9.16           $9.34          $9.65
                                              ========     ========     ========     ========        ========       ========
   Total Investment Return at Net Asset
     Value (3) ............................      13.69%       (4.44%)      13.99%        1.36%(4)        7.51%          8.53%

Ratios and Supplemental Data
   Net Assets, End of Period (000s
     omitted) .............................   $113,442     $151,069     $155,234     $147,669        $139,385       $131,497
   Ratio of Expenses to Average Net
     Assets ...............................       2.06%        1.85%        1.79%        1.81%(5)        1.81%          1.75%(7)
   Ratio of Net Investment Income to
     Average Net Assets ...................       5.23%        5.36%        5.61%        5.65%(5)        5.28%          4.92%
   Portfolio Turnover Rate ................        100%          62%          64%          38%             51%            35%

(1)   Based on the average of the shares outstanding at the end of each month.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(7) The ratio of expenses to average net assets for the year ended August 31, 1998 excludes the effect of balance credits described in Note B. If these expense reductions were included, the effect to the ratio of expenses to average net assets would have been less than 0.01% for Class A and Class B shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Schedule of Investments
August 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Tax-Free Fund on August 31, 1998. It has one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY   CREDIT      (000s     MARKET        AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*    OMITTED)    VALUE     MARKET +
--------------------------                                          --------   --------   -------    --------   ------   -----------
TAX-EXEMPT LONG-TERM BONDS
Alaska (0.58%)
  Anchorage, City of,
    Ice Rink Rev..............................................        6.375%   01-01-20      BB+      $1,000     $999,310   6.38%
                                                                                                              -----------
California (15.25%)
  ABAG Finance Authority for Nonprofit Corps.,
    Cert of Part National Ctr for Int'l Schools Proj..........        7.375    05-01-18      BB+       1,000    1,061,280   6.95
  Foothill/Eastern Transportation Corridor Agency,
    Toll Rd Rev Sr Lien Cap Apprec Ser A......................         Zero    01-01-18      BBB-      7,950    2,919,081   5.25
  Los Angeles Community Facilities District,
    Spec Tax No 3 Cascades Business Park Proj.................        6.400    09-01-22      BB+       1,000    1,038,400   6.16
  Millbrae, City of,
    Residential Facil Rev Ser 1997 A Magnolia of Millbrae
      Proj ...................................................        7.375    09-01-27      BB        1,000    1,042,900   7.07
  San Bernardino, County of,
    Cert of Part Ref Medical Ctr Fin Proj.....................        5.500    08-01-17      A-        4,500    4,739,040   5.22
  San Diego County Water Auth,
    Water Rev Cert of Part Reg RITES..........................        7.432#   04-23-08      AAA       1,000    1,220,000   7.24
  San Francisco, City of,
    Resid Facil Ser A Coventry Park Proj......................        8.500    12-01-26      BB        2,000    2,252,200   7.55
  San Joaquin Hills Transportation Corridor Agency,
    Toll Rd Rev Conv Cap Apprec Ser A.........................         Zero    01-15-19      BBB-      3,000    2,084,310   5.07
    Toll Rd Rev Sr Lien.......................................        5.000    01-01-33      BBB-      1,000      963,420   5.19
  South Orange County Public Financing Auth,
    Spec Tax Rev Levrrs Inflows...............................        7.880#   08-15-17      AAA       7,500    8,953,125   7.10
                                                                                                              -----------
                                                                                                               26,273,756
                                                                                                              -----------
Colorado (5.64%)
  Arapahoe County Capital Improvement Trust Fund,
    Highway Rev Current Ser E-470.............................        6.950    08-31-20      AAA       2,500    2,993,025   5.81
  Black Hawk, City of,
    Device Tax Rev............................................        5.625    12-01-21      BB+       1,000      989,040   5.69
  Denver, City and County of,
    Airport Sys Rev Ser 1992A Preref..........................        7.250    11-15-25      AAA       1,410    1,614,845   6.33
    Airport Sys Rev Ser 1992A Unref Bal.......................        7.250    11-15-25      AAA       3,590    4,117,622   6.32
                                                                                                              -----------
                                                                                                                9,714,532
                                                                                                              -----------

Connecticut (0.63%)
  Connecticut State Development Auth,
    Aquarium Proj Rev Ser A Mystic MarineLife Aquarium Proj...        7.000    12-01-27      BB+       1,000    1,078,880   6.49
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY   CREDIT      (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*    OMITTED)     VALUE    MARKET +
--------------------------                                          --------   --------   -------    --------    ------    --------
District of Columbia (1.83%)
  District of Columbia,
    Cert of Part Ser 1993.....................................        7.300%   01-01-13      BB-      $1,000   $1,087,910   6.71%
    GO 1996 Ser A.............................................        6.375    06-01-16      AAA       1,780    2,060,795   4.19
                                                                                                              -----------
                                                                                                                3,148,705
                                                                                                              -----------
Florida (6.64%)
  Grand Haven Community Development District,
    Spec Assessment Ser B.....................................        6.900    05-01-19      BB+         750      779,205   6.64
  Hillsborough County Aviation Auth,
    Rev Special Purpose Facility Imp US Air Proj..............        8.600    01-15-22      B+        3,900    4,391,868   7.64
  Homestead, City of,
    Ind'l Development Rev Ser A Community Rehab Proj..........        7.950    11-01-18      BB        3,735    4,088,107   7.26
  South Indian River Water Control District,
    Rev Egret Landing Proj Section 15 Phase 1.................        7.500    11-01-18      BB+       2,000    2,171,800   6.91
                                                                                                              -----------
                                                                                                               11,430,980
                                                                                                              -----------
Illinois (6.86%)
  Bedford Park, City of,
    Tax Increment Rev Ref 71st & Cicero Proj..................        7.000    01-01-06      BBB-        650      703,072   6.47
    Tax Increment Rev Ref 71st & Cicero Proj..................        7.375    01-01-12      BBB-      1,000    1,091,150   6.76
    Tax Increment Rev Sr Lien Mark IV Proj....................        9.750    03-01-12      AAA         980    1,167,631   8.18
  Chicago, City of,
    Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
      American Airlines, Inc..................................        8.200    12-01-24      BBB-      1,500    1,797,420   6.84
  Illinois Health Facilities Auth,
    Rev Ser A Fairview Obligated Group Proj...................        9.500    10-01-22      BB        2,500    3,053,000   7.78
    Rev Ser B Fairview Obligated Group Proj...................        9.000    10-01-22      BB        1,500    1,804,770   7.48
  Round Lake Beach, City of,
    Tax Increment Rev Ref.....................................        7.500    12-01-13      BBB-      2,000    2,192,800   6.84
                                                                                                              -----------
                                                                                                               11,809,843
                                                                                                              -----------
Indiana (1.31%)
  Wabash, County of,
    Solid Waste Disp Rev Jefferson Smurfit Corp Proj..........        7.500    06-01-26      BB        2,000    2,250,640   6.66
                                                                                                              -----------
Iowa (0.57%)
  Iowa Finance Auth,
    Hlth Care Facil Rev Ref Care Initiatives Proj Ser B.......        5.750    07-01-18      BB          715      715,236   5.75
    Hlth Care Facil Rev Ref Care Initiatives Proj.............        9.250    07-01-25      BB          200      270,572   6.84
                                                                                                              -----------
                                                                                                                  985,808
                                                                                                              -----------
Kansas (1.31%)
  Prairie Village, City of,
    Rev Ser A Claridge Court Proj.............................        8.750    08-15-23      BBB-      2,000    2,252,440   7.77
                                                                                                              -----------

Kentucky (3.13%)
  Kenton County Airport Board,
    Rev Spec Facil Delta Airlines Inc Ser 1985................        7.800    12-01-15      BBB-      2,500    2,651,425   7.35
    Rev Spec Facil Delta Airlines Proj Ser B..................        7.250    02-01-22      BBB-      2,500    2,742,425   6.61
                                                                                                              -----------
                                                                                                                5,393,850
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY   CREDIT      (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*    OMITTED)     VALUE    MARKET +
--------------------------                                          --------   --------   -------    --------    ------    --------
Louisiana (0.30%)
  West Feliciana, Parish of,
    Poll Control Rev Ser D Gulf States Utilities Co...........        5.800%   12-01-15      BB+        $500     $512,845    5.65%
                                                                                                              -----------
Maryland (1.30%)
  Baltimore, County of,
    Poll Control Rev Ref Bethlehem Steel Corp Proj............        7.500    06-01-15      B+        2,000    2,232,860    6.72
                                                                                                              -----------
Massachusetts (3.24%)
  Massachusetts Industrial Finance Agency,
    Rev Ser A Southeastern Mass Proj..........................        9.000    07-01-15      BB        2,800    3,129,868    8.05
  Massachusetts Port Auth,
    Spec Proj Rev Harborside Hyatt Hotel......................       10.000    03-01-26      BBB-      2,200    2,451,152    8.98
                                                                                                              -----------
                                                                                                                5,581,020
                                                                                                              -----------
Michigan (2.70%)
  Waterford Township Economic Development Corp,
    Rev Ltd Oblig Canterbury Hlth Care........................        8.375    07-01-23      BB-       3,500    3,395,000    8.63
  Wayne Charter, County of,
    Spec Airport Facil Rev Ref Ser 1995 Northwest
      Airlines, Inc. .........................................        6.750    12-01-15      BB+       1,120    1,248,800    6.05
                                                                                                              -----------
                                                                                                                4,643,800
                                                                                                              -----------
Missouri (0.62%)
  Lees Summit Industrial Development Auth,
    Hlth Facil Rev Ref & Imp John Knox Vlg Proj...............        7.125    08-15-12      A-        1,000    1,067,810    6.67
                                                                                                              -----------
New Hampshire (3.12%)
  New Hampshire Business Finance Auth,
    Poll Control & Solid Waste Ref Crown Paper Co Proj........        7.750    01-01-22      BB-       1,500    1,748,640    6.65
    Poll Control Rev Ref Ser D Pub Serv Co....................        6.000    05-01-21      BB-       1,000    1,027,170    5.84
  New Hampshire Higher Educational and Health Facilities Auth,
    Hosp-Littleton Hosp Assn-Ser A............................        5.900    05-01-18      BB-       1,500    1,522,620    5.81
    Rev New Hampshire College.................................        6.375    01-01-27      BBB-      1,000    1,078,000    5.91
                                                                                                              -----------
                                                                                                                5,376,430
                                                                                                              -----------
New Jersey (6.28%)
  Camden County Improvement Auth,
    Lease Rev Ser A Holt Hauling & Warehousing Proj...........        9.875    01-01-21      BB-       1,500    1,910,625    7.75
  New Jersey Economic Development Auth,
    Rev Ref Ind'l Development Newark Airport
      Marriott Hotel Proj                                             7.000    10-01-14      BBB-      2,500    2,783,575    6.29
    Rev Ref Ser J Holt Hauling Proj...........................        8.500    11-01-23      BBB       2,500    2,914,475    7.29
  New Jersey Educational Facilities Auth,
    Rev Fairleigh Dickinson Univ-Ser G**......................        5.700    07-01-28      BBB-      1,000      997,060    5.72
  New Jersey Health Care Facilities Financing Auth,
    Rev Care Institute Inc Cherry Hill Proj...................        8.000    07-01-27      BB+       2,000    2,203,900    7.26
                                                                                                              -----------
                                                                                                               10,809,635
                                                                                                              -----------
New Mexico (2.16%)
  Farmington, County of,
    Poll Control Rev Ref Ser A
      Pub Serv Co of New Mexico San Juan Proj.................        6.400    08-15-23      BB+       3,500    3,721,340   6.02
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY   CREDIT      (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE     RATING*    OMITTED)     VALUE    MARKET +
--------------------------                                          --------   --------   -------    --------    ------    --------
New York (5.04%)
  Glen Cove Housing Auth,
    Rev Sr Living Facil The Mayfair Proj......................        8.250%   10-01-26      BB+      $1,425   $1,599,477    7.35%
  Islip Community Development Agency,
    Community Dev Rev Ref NY Institute of Technology Proj.....        7.500    03-01-26      BB-       2,000    2,228,520    6.73
  New York City Industrial Development Agency
    Rev Ref LaGuardia Assoc LP Proj**.........................        6.000    11-01-28      BB+       1,000      998,380    6.01
  New York City Municipal Water Finance Auth,
    Wtr & Swr Sys Rev Cap Apprec 1998 Ser D...................         Zero    06-15-19      A-        2,000      704,880    5.08
  New York, City of,
    GO Fiscal 1994 Ser B1 Preref..............................        7.300    08-15-11      A-          950    1,121,494    6.18
    GO Fiscal 1997 Ser J......................................        6.000    08-01-17      A-        1,000    1,090,440    5.50
    GO Cap Apprec Ref Fiscal 1998 Ser G.......................         Zero    08-01-08      A-        1,500      940,785    4.76
                                                                                                              -----------
                                                                                                                8,683,976
                                                                                                              -----------
Ohio (6.25%)
  Bedford, County of,
    Rev Ref Community Hosp Bedford Inc........................        8.500    05-15-09      AA        1,275    1,385,376    7.82
  Cleveland, City of,
    Parking Facil Imp Rev.....................................        8.000    09-15-12      AAA       1,000    1,166,470    6.86
    Parking Facil Imp Rev.....................................        8.100    09-15-22      AAA       2,000    2,340,340    6.92
  Lorain, County of,
    Rev 1st Mtg Ser A Kendal At Oberlin Proj..................        8.625    02-01-22      AA        3,300    3,839,220    7.41
  Ohio Water Development Auth,
    Solid Waste Disposal Rev Ser A Bay Shore Pwr Proj.........        5.875    09-01-20      BB+       1,000    1,020,030    5.76
  Ohio, State of,
    Solid Waste Disp Rev USG Corp Proj........................        5.600    08-01-32      BBB       1,000    1,010,960    5.53
                                                                                                              -----------
                                                                                                               10,762,396
                                                                                                              -----------
Oklahoma (1.29%)
  Tulsa Municipal Airport Trust, Trustees of,
    Rev American Airlines, Inc................................        7.350    12-01-11      BBB-      2,000    2,229,320    6.59
                                                                                                              -----------

Oregon (2.50%)
  Oregon, State of,
    Economic Development Rev Ref Ser 183
      Georgia-Pacific Corp Proj...............................        5.700    12-01-25      BAA2      1,000    1,040,590    5.48
  Western Generation Agency,
    Rev 1994 Ser A Wauna Cogeneration Proj....................        7.125    01-01-21      BBB-      3,000    3,268,470    6.54
                                                                                                              -----------
                                                                                                                4,309,060
                                                                                                              -----------
Pennsylvania (9.63%)
  Beaver County Industrial Development Auth,
    Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
      Beaver Valley Proj......................................        7.750    05-01-20      BB+       2,500    2,898,650    6.68
    Poll Control Rev Ref Cleveland Elec Proj..................        7.625    05-01-25      BB+       1,600    1,826,144    6.68
  Chester County Industrial Development Auth,
    Rev 1st Mtg Rha/Pa Nursing Home...........................       10.125    05-01-19      B-          193      181,393   10.77

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                                    PAR VALUE               YIELD
                                                                    INTEREST   MATURITY    CREDIT     (000s      MARKET       AT
STATE, ISSUER, DESCRIPTION                                            RATE       DATE      RATING*   OMITTED)     VALUE    MARKET +
--------------------------                                          --------   --------    -------   --------    ------    --------
Pennsylvania (continued)
  Lehigh County General Purpose Auth,
    Rev Ref KidsPeace Oblig Group.............................        6.000%   11-01-18      BB       $1,000   $1,005,820    5.97%
  Montgomery County Redevelopment Auth,
    Multifamily Hsg Rev Ser A KBF Assoc L.P. Proj.............        6.500    07-01-25      BBB+      2,500    2,610,200    6.23
  Northampton County Industrial Development Auth,
    Poll Control Rev Ref Bethlehem Steel Proj.................        7.550    06-01-17      B+        2,000    2,237,740    6.75
  Pennsylvania Economic Development Finance Auth,
    Ser B Qualified Residential RSI Properties/Greensburg
      LLC Proj ...............................................        8.000    09-01-27      BB        1,000    1,034,470    7.73
  Philadelphia Hospitals and Higher Education Facilities Auth,
    Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj.....        8.625    07-01-21      BBB       2,300    2,628,532    7.55
  Philadelphia Industrial Development Auth,
    Commercial Devel Rev Ref Ser A Doubletree Proj............        6.500    10-01-27      BB+       2,000    2,171,960    5.99
                                                                                                              -----------
                                                                                                               16,594,909
                                                                                                              -----------
Rhode Island (1.39%)
  Providence Redevelopment Agency,
    Cert of Part Ser A........................................        8.000    09-01-24      BBB-      2,160    2,386,541    7.24
                                                                                                              -----------
Texas (1.43%)
  Brazos River Auth Texas,
    Rev Ref Houston Inds Inc Proj-Ser D**.....................        4.900    10-01-15      AAA       1,500    1,519,035    4.84
  Houston, City of,
    Wtr & Swr Rev Jr Lien Cap Apprec Ref Ser A................         Zero    12-01-21      AAA       3,000      942,600    5.48
                                                                                                              -----------
                                                                                                                2,461,635
                                                                                                              -----------
Utah (3.75%)
  Carbon, County of,
    Solid Waste Disp Rev Ref Ser A East Carbon
      Development Corp .......................................        9.000    07-01-12      BBB-      2,000    2,183,260    8.24
    Solid Waste Disp Rev Ref Sunnyside Cogeneration Proj......        9.250    07-01-18      B         1,900    1,140,380   15.41
  Intermountain Power Agency Utah,
    Pwr Supply Rev Ref-Ser A**................................        5.000    07-01-19      AAA       1,500    1,456,485    5.15
  Tooele, County of,
    Poll Control Rev Ref Ser A Laidlaw Environmental Proj.....        7.550    07-01-27      BBB-      1,500    1,671,075    6.78
                                                                                                              -----------
                                                                                                                6,451,200
                                                                                                              -----------
Virgin Islands (0.61%)
  Virgin Islands Public Finance Auth,
    Rev Sub Lien Fd Ln Notes Ser E............................        6.000    10-01-22      BB+       1,000    1,043,660    5.75
                                                                                                              -----------
Virginia (4.08%)
  Hopewell Industrial Development Auth,
    Resource Recovery Rev Ref Stone Container Corp Proj.......        8.250    06-01-16      BB        4,400    4,919,288    7.38
  Pocahontas Parkway Association,
    Toll Rd Rev Cap Apprec-1st Tier-Sub-Ser C.................         Zero    08-15-20      BA1       4,000    1,074,280    6.08
    Toll Rd Rev Cap Apprec-1st Tier-Sub-Ser C.................         Zero    08-15-21      BA1       4,100    1,036,931    6.08
                                                                                                              -----------
                                                                                                                7,030,499
                                                                                                              -----------
Washington (0.82%)
  Spokane County Industrial Development Corp,
    Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj.........        7.600    03-01-27      BB-       1,250    1,419,675    6.69
                                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

                                                                                              PAR VALUE                    YIELD
                                                         INTEREST   MATURITY    CREDIT          (000s           MARKET       AT
STATE, ISSUER, DESCRIPTION                                 RATE       DATE      RATING*        OMITTED)          VALUE    MARKET +
--------------------------                               --------   --------    -------        --------         ------    --------
West Virginia (1.01%)
  Marion, County of,
    Community Solid Waste Disposal Facil Rev
      Ref Ser A Adirondack Recycling..................     8.000%   12-01-25      BB-           $1,646        $1,530,331   8.60%
  Community Solid Waste Disposal Facil Rev
      Ref Ser B Adirondack Recycling..................    10.000    12-01-25      BB-              230           213,876  10.75
                                                                                                             -----------
                                                                                                               1,744,207
                                                                                                             -----------
                                                          TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                       (Cost $158,175,963)     (101.27%)     174,401,562
                                                                                              ----------    ------------
                                                                         TOTAL INVESTMENTS     (101.27%)     174,401,562
                                                                                              ----------    ------------
                                                         OTHER ASSETS AND LIABILITIES, NET       (1.27%)      (2,179,556)
                                                                                              ----------    ------------
                                                                          TOTAL NET ASSETS     (100.00%)     $172,222,006
                                                                                              ==========    ============

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** These securities, having an aggregate value $4,970,960 or 2.89% of the Fund's net asset value, have been purchased as forward commitments - that is, the Fund has agreed on trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $5,610,625 of South Orange County Public Financing Authority, 7.27%, 08-15-17, has been segregated to cover the forward commitment.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

#   Represents rate in effect on August 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - High Yield Tax-Free Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The High Yield Tax-Free Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1998, assigned to the various sector categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                     OF FUND'S
SECTOR DISTRIBUTION                                                 NET ASSETS
-------------------                                                 ----------
General Obligation ..............................................      3.03%
Revenue Bonds - Airport .........................................      3.33
Revenue Bonds - Authority .......................................      1.02
Revenue Bonds - Combined ........................................      0.96
Revenue Bonds - Economic Development ............................      1.20
Revenue Bonds - Education .......................................      3.11
Revenue Bonds - Electric ........................................      0.85
Revenue Bonds - Facility ........................................      1.39
Revenue Bonds - General Purpose .................................      0.58
Revenue Bonds - Health ..........................................     15.61
Revenue Bonds - Highway .........................................      1.23
Revenue Bonds - Housing .........................................      6.59
Revenue Bonds - Industrial ......................................     10.98
Revenue Bonds - Lease ...........................................      0.64
Revenue Bonds - Other ...........................................     12.04
Revenue Bonds - Pollution Control Facilities ....................     21.01
Revenue Bonds - Recreation Facility .............................      0.58
Revenue Bonds - Solid Waste Disposal ............................      0.59
Revenue Bonds - Special Tax .....................................      1.02
Revenue Bonds - Transportation ..................................     13.54
Revenue Bonds - Water & Sewer ...................................      1.97
                                                                     ------
                                 TOTAL TAX-EXEMPT LONG-TERM BONDS    101.27%
                                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock High Yield Tax-Free Fund (the "Fund") and John Hancock Tax-Free Bond Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

   The Board of Trustees has authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $9,957,299 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $2,785,979, August 31, 2003 -- $205,838, August
31, 2004 -- $3,207,633, August 31, 2005 -- $716,668 and August 31, 2006 --
$3,041,181.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $1 billion, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended August 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At August 31, 1998, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to changing security prices. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the year the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities.

   At August 31, 1998, there were no open written options contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

   The Fund has an agreement with its custodian bank under which $5,077 of custodian fees have been reduced by balance credits applied during the year ended August 31, 1998. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits earned, could have produced taxable income.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $225,191. Out of this amount, $27,441 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $178,887 was paid as sales commissions to unrelated broker-dealers and $18,863 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $367,303.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - High Yield Tax-Free Fund

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an an annual rate of less than 0.02% of the average net assets of each Fund.

   Mr. Edward J. Boudreau Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipone are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,714.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the fiscal year ended August 31, 1998, aggregated $59,184,299 and $59,461,210, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the fiscal year ended August 31, 1998.

   The cost of investments owned at August 31, 1998 for federal income tax purposes was $158,175,963. Gross unrealized appreciation and depreciation of investments aggregated $18,994,591 and $2,768,992 respectively, resulting in net unrealized appreciation of $16,225,599.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $8,065, an increase in distributions in excess of net investment income of $4,338 and an increase in capital paid-in of $12,403. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                  John Hancock Funds - High Yield Tax-Free Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Trust--
  John Hancock High Yield Tax-Free Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Tax-Free Fund (the "Fund"), one of the portfolios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund of the John Hancock Tax-Free Bond Trust at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                /s/ Ernst & Young

Boston, Massachusetts
October 9, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1998.

   None of the 1998 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 99.97% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 16.97%

   None of the income dividends were derived from the U.S. Treasury Bills.

   For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

   Shareholders will receive a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

================================================================================

                                                                   -------------
[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
       A Global Investment Management Firm                          U.S. Postage
                                                                       PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                 Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                        Permit No. 75
       INTERNET: www.jhancock.com/funds                            -------------




--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock High Yield Tax-Free Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              5900A 8/98
                                                                           10/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Tax-Free
                                    Bond Fund

                                 AUGUST 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                   Vice President and Chief Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. Recently, the market has given us a stark example of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]


      For the record-breaking number of investors who have entered the market for the first time since 1990, it was their worst taste of stock market reality. We are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

      Analysts are still pondering whether the global turmoil and the prospects for slower U.S. economic and corporate earnings growth are signs that the long bull market has finally run its course. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY DIANNE SALES, CFA, FRANK LUCIBELLA, CFA AND BARRY EVANS, CFA,
                               PORTFOLIO MANAGERS

                                  John Hancock

                               Tax-Free Bond Fund

             Falling interest rates, tame inflation boost municipals

A healthy bond market buoyed municipal bonds during the past 12 months. Continued slowdown in Asian markets constrained U.S. economic growth, while turmoil in emerging markets drew investors to the safety of U.S. Treasuries. As a result, U.S. interest rates fell and inflation remained under control. Against this positive backdrop, municipal bonds turned in solid returns for the year.

      Municipal performance has been somewhat constrained compared to Treasury bonds, however, as low interest rates have resulted in an increased supply of municipal bonds. During the first six months of 1998, the supply of municipal bonds increased more than 50% versus 1997. The reason is that many local governments have been issuing large amounts of new tax-exempt bonds in order to take advantage of lower interest rates. This strong influx of new bond issuance has put pressure on municipal bond prices, causing them to lag Treasuries.

      The silver lining, however, is that municipal bonds now offer their best relative values versus U.S. Treasuries in almost five years. This has not gone unnoticed, particularly among non-traditional buyers who have crossed over into the tax-exempt market to take advantage of these attractive values. This strong demand from non-traditional "crossover" buyers has helped to absorb the recent flood of new issuance into the municipal bond market.

      Even with the supply pressures, municipal bonds turned in a solid performance during the period. For the 12 months ended August 31,

"Even with the supply pressures, municipal bonds turned in a solid performance..."

[A 3 1/2" x 2 1/2" photo at bottom right of page of fund management team members. Caption below reads "Fund management team members (l - r): Barry Evans, Mike Roye, Dianne Sales, Frank Lucibella and Holly Morris."]

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into ten sections (from top to left):
Other 14%, Water & Sewer 4%, Transportation 19%, Pollution Control 13%, Industrial 7%, Housing 3%, Health 14%, Electric 15%, Education 3% and General Obligation 8%. A note below the chart reads "As a percentage of net assets on August 31, 1998."]
--------------------------------------------------------------------------------

1998, John Hancock Tax-Free Bond Fund's Class A and Class B shares returned 9.08% and 8.27%, respectively, at net asset value. Keep in mind that your net asset value return will be different if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns outpaced the average general municipal bond fund's return of 8.20%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Narrowing credit spreads drive performance

Credit spreads in the municipal market narrowed substantially in the first six months of the period. Credit spread refers to the difference in yields between bonds with different credit ratings. As the gap between yields on higher- and lower- quality bonds narrowed, the Fund benefited significantly thanks to its holdings in lower- quality bonds. With in-depth credit analysis, we've been able to identify lower-quality bonds not only with attractive yields, but also with improving credit profiles. One of our best performers was the Sacramento Cogeneration Authority. This cogeneration project completed construction on two out of three of its power plants and the credit was upgraded.

Focus on portfolio duration and call protection

Throughout the year, we continued to carefully manage the portfolio's duration and structure. Duration is a measure of how sensitive a bond's price, and therefore the Fund's share price, is to interest-rate changes. The longer the duration, the more the price rises when rates fall (and falls when rates rise). For most of the year, we've kept the Fund's duration relatively long. That way we could take advantage of falling interest rates and the bond market's strong rally.

      We also maintained our long-term focus on call protection. As we've discussed in previous reports, call protection guards a bond from being redeemed by its issuer for a certain period of time. Strong call protection is especially important during periods of falling interest rates -- when issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away," or redeemed early, investors are forced to reinvest their money in bonds with lower yields. By focusing on issues with strong call protection, we've been able to maintain the Fund's competitive yield levels.

Looking ahead

The Federal Reserve has been vigilant about keeping inflation under control, and there's no reason to believe this will change in the near future. The biggest question is the direction of

"...we continued to carefully manage the portfolio's duration and structure."

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Sacramento Power Authority followed by an up arrow with the phrase "Credit upgrade." The second listing is Zero coupon bonds followed by an up arrow with the phrase "High sensitivity to rate changes." The third listing is Housing bonds followed by a down arrow with the phrase "Increased prepayments." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended August 31, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 9.08% total return for John Hancock Tax-Free Bond Fund Class A. The second bar represents the 8.27% total return for John Hancock Tax-Free Bond Fund Class B and the third bar represents 8.20% total return for the Average general municipal bond fund. A note below the chart reads "Total returns for John Hancock Tax-Free Bond Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information
--------------------------------------------------------------------------------

the U.S. economy. We expect that Asia's financial woes will continue to slow the U.S. economy in the second half of the year. In this environment, we could see interest rates continue to fall. As a result, we will be biased toward maintaining our longer duration. In addition, we expect credit spreads to continue to remain narrow and yield opportunities to be limited. Given our economic outlook and the narrow spreads in the market, we will be highly selective in adding yield to the portfolio, instead focusing on higher- quality credits.

      The macro-environment for municipal bonds also remains favorable. Current municipal bond prices represent historic values relative to U.S. Treasuries. In addition, we believe that supply pressures are likely to moderate in the second half of the year. Once the pace of new issues slows, municipal bonds should have a chance to improve their performance relative to U.S. Treasuries.

"We expect that Asia's financial woes will continue to slow the U.S. economy..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Maximum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (1/5/90)
                                        ------     -------   ---------
Cumulative Total Returns                 4.24%      28.23%      89.58%
Average Annual Total Returns(1)          4.24%       5.10%       7.83%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS   (12/31/91)
                                        ------     -------  ----------
Cumulative Total Returns                 3.33%      27.36%      55.35%
Average Annual Total Returns(1)          3.33%       4.96%       7.01%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of August 31, 1998
                                                             SEC 30-DAY
                                                                YIELD
                                                             ----------
John Hancock Tax-Free Bond Fund: Class A                         4.01%
John Hancock Tax-Free Bond Fund: Class B                         3.46%

Notes to Performance

(1) The Adviser voluntarily waived a portion of the management fee during the period. Without the waiver of expenses, the average annualized total return for the one-year, five-year and since inception periods for Class A shares would have been 4.21%, 5.01% and 7.58%, respectively. The average annualized total returns for the one-year, five-year and since inception periods for Class B shares would have been 3.30%, 4.87% and 6.87%, respectively.

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Tax-Free Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading Tax-Free Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on January 5, 1990, before sales charge, and is equal to $20,236 as of August 31, 1998. The second line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $19,518 as of August 31, 1998. The third line represents the Tax-Free Bond Fund after sales charge and is equal to $19,327 as of August 31, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Tax-Free Bond Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $16,223 as of as of August 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $16,223 as of as of August 31, 1998.
--------------------------------------------------------------------------------
* No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
August 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $684,096,285) .........      $775,511,961
  Cash ......................................................         7,199,612
  Receivable for investments sold ...........................           117,065
  Receivable for shares sold ................................           105,870
  Interest receivable .......................................        10,581,184
  Receivable for futures variation margin - Note A ..........           114,844
  Other assets ..............................................           115,909
                                                                  -------------
                    Total Assets ............................       793,746,445
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         7,642,022
  Payable for shares repurchased ............................           171,709
  Dividend payable ..........................................           283,702
  Payable to John Hancock Advisers, Inc. ....................
   and affiliates - Note B ..................................           530,215
  Accounts payable and accrued expenses .....................           128,384
                                                                  -------------
                    Total Liabilities .......................         8,756,032
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       713,180,412
  Accumulated net realized loss on investments and
   financial futures contracts ..............................       (20,880,193)
  Net unrealized appreciation of investments and
   financial futures contracts ..............................        91,571,857
  Undistributed net investment income .......................         1,118,337
                                                                  -------------
                    Net Assets ..............................      $784,990,413
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with $0.01 per share par value)
  Class A - $600,904,969/54,576,528 .........................            $11.01
  =============================================================================
  Class B - $184,085,444/16,719,356 .........................            $11.01
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($11.01 x 104.71%) ..............................            $11.53
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended August 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................       $47,494,288
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................         4,201,258
   Distribution and service fee - Note B
     Class A ................................................           893,325
     Class B ................................................         1,752,314
   Transfer agent fee - Note B ..............................           837,466
   Custodian fee ............................................           248,222
   Financial services fee - Note B ..........................           139,637
   Registration and filing fees .............................            87,045
   Trustees' fees ...........................................            64,964
   Auditing fee .............................................            42,037
   Printing .................................................            36,239
   Miscellaneous ............................................            21,035
   Legal fees ...............................................             9,584
   Less Management Fee Reduction - Note B ...................          (147,165)
                                                                  -------------
                    Total Expenses ..........................         8,185,961
                    -----------------------------------------------------------
                    Net Investment Income ...................        39,308,327
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments and
Financial Futures Contracts:
  Net realized gain on investments sold .....................         2,711,101
  Net realized gain on financial futures contracts ..........           710,047
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        24,583,936
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................            34,571
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts .............        28,039,655
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............       $67,347,982
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        YEAR ENDED AUGUST 31,
                                                                                                   --------------------------------
                                                                                                       1997               1998
                                                                                                   -------------      -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .....................................................................        41,842,397        $39,308,327
   Net realized gain (loss) on investments sold
     and financial futures contracts .........................................................        (2,378,086)         3,421,148
   Change in net unrealized appreciation/depreciation
     of investments and financial futures contracts ..........................................        26,195,799         24,618,507
                                                                                                   -------------      -------------
     Net Increase in Net Assets Resulting from Operations ....................................        65,660,110         67,347,982
                                                                                                   -------------      -------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5859 and $0.5609 per share, respectively) .................................       (33,144,713)       (30,751,765)
     Class B - ($0.5073 and $0.4794 per share, respectively) .................................        (8,723,112)        (8,591,825)
                                                                                                   -------------      -------------
     Total Distributions to Shareholders .....................................................       (41,867,825)       (39,343,590)
                                                                                                   -------------      -------------
From Fund Share Transactions - Net:* .........................................................       128,973,479        (37,820,203)
                                                                                                   -------------      -------------
Net Assets:
   Beginning of period .......................................................................       642,040,460        794,806,224
                                                                                                   -------------      -------------
   End of period (including distributions in excess of
     net investment income of $169,244 and undistributed net
     investment income of $1,118,337, respectively) ..........................................      $794,806,224       $784,990,413
                                                                                                   =============      =============

* Analysis of Fund Share Transactions:

                                                                                    YEAR ENDED AUGUST 31,
                                                          -------------------------------------------------------------------------
                                                                        1997                                    1998
                                                          ---------------------------------       ---------------------------------
                                                             SHARES              AMOUNT              SHARES               AMOUNT
                                                          -------------       -------------       -------------       -------------
CLASS A
   Shares sold .....................................         45,295,498        $471,394,805           9,452,430        $102,833,221
   Shares issued in reorganization - Note D ........          3,663,041          38,514,684                  --                  --
   Shares issued to shareholders in
     reinvestment of distributions .................          2,401,808          25,169,422           2,056,575          22,345,666
                                                          -------------       -------------       -------------       -------------
                                                             51,360,347         535,078,911          11,509,005         125,178,887
   Less shares repurchased .........................        (50,443,895)       (525,552,293)        (12,463,378)       (135,519,593)
                                                          -------------       -------------       -------------       -------------
   Net increase (decrease) .........................            916,452          $9,526,618            (954,373)       ($10,340,706)
                                                          =============       =============       =============       =============
CLASS B
   Shares sold .....................................          1,491,837         $15,614,797           1,812,250         $19,737,401
   Shares issued in reorganization - Note D ........         14,270,326         150,045,343                  --                  --
   Shares issued to shareholders in
     reinvestment of distributions .................            441,650           4,628,530             419,825           4,561,374
                                                          -------------       -------------       -------------       -------------
                                                             16,203,813         170,288,670           2,232,075          24,298,775
   Less shares repurchased .........................         (4,854,334)        (50,841,809)         (4,765,668)        (51,778,272)
                                                          -------------       -------------       -------------       -------------
   Net increase (decrease) .........................         11,349,479        $119,446,861          (2,533,593)       ($27,479,497)
                                                          =============       =============       =============       =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,         PERIOD FROM         YEAR ENDED AUGUST 31,
                                                 --------------------------------  JANUARY 1, 1996 TO   -----------------------
                                                   1993       1994(1)      1995    AUGUST 31, 1996(8)     1997           1998
                                                 --------    --------    --------  ------------------   --------       --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........    $10.47      $10.96       $9.39          $10.67         $10.27         $10.63
                                                 --------    --------    --------      ----------       --------       --------
  Net Investment Income .......................      0.62        0.58        0.57(2)         0.40           0.59           0.56(2)
  Net Realized and Unrealized Gain
   (Loss) on Investments ......................      0.93       (1.58)       1.28           (0.41)          0.36           0.38
                                                 --------    --------    --------      ----------       --------       --------
      Total from Investment Operations ........      1.55       (1.00)       1.85           (0.01)          0.95           0.94
                                                 --------    --------    --------      ----------       --------       --------
  Less Distributions:
  Dividends from Net Investment Income ........     (0.62)      (0.57)      (0.57)          (0.39)         (0.59)         (0.56)
  Distributions from Net Realized Gains
   on Investments Sold ........................     (0.44)         --          --              --             --             --
                                                 --------    --------    --------      ----------       --------       --------
      Total Distributions .....................     (1.06)      (0.57)      (0.57)          (0.39)         (0.59)         (0.56)
                                                 --------    --------    --------      ----------       --------       --------
  Net Asset Value, End of Period ..............    $10.96       $9.39      $10.67          $10.27         $10.63         $11.01
                                                 ========    ========    ========      ==========       ========       ========
  Total Investment Return at Net Asset
   Value (3) ..................................     15.15%      (9.28%)     20.20%          (0.01%)(4)      9.44%          9.08%
  Total Adjusted Investment Return at Net
   Asset Value (3,5) ..........................     14.98%      (9.39%)     20.08%          (0.09%)(4)      9.38%          9.06%

Ratios and Supplemental Data
  Net Assets, End of Period (000s
   omitted) ...................................  $136,521    $114,539    $118,797        $560,863       $590,185       $600,905
  Ratio of Expenses to Average Net
   Assets .....................................      0.78%       0.85%       0.85%           0.85%(7)       0.85%          0.85%
  Ratio of Adjusted Expenses to Average
   Net Assets (6) .............................      0.95%       0.96%       0.97%           0.98%(7)       0.91%          0.87%
  Ratio of Net Investment Income to
   Average Net Assets .........................      5.57%       5.72%       5.67%           5.75%(7)       5.61%          5.16%
  Ratio of Adjusted Net Investment
   Income to Average Net Assets (6) ...........      5.40%       5.61%       5.55%           5.62%(7)       5.55%          5.14%
  Portfolio Turnover Rate .....................       116%        107%        113%            116%(9)         46%(9)         24%
  Fee Reduction Per Share .....................     $0.02       $0.01       $0.01(2)        $0.01(2)       $0.01          $0.01(2)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,         PERIOD FROM         YEAR ENDED AUGUST 31,
                                                 --------------------------------  JANUARY 1, 1996 TO   -----------------------
                                                   1993       1994(1)      1995    AUGUST 31, 1996(8)     1997           1998
                                                 --------    --------    --------  ------------------   --------       --------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........    $10.47      $10.96       $9.38          $10.67         $10.27         $10.63
                                                 --------    --------    --------      ----------       --------       --------
  Net Investment Income .......................      0.54        0.50        0.50(2)         0.34           0.51           0.48(2)
  Net Realized and Unrealized Gain
   (Loss) on Investments ......................      0.93       (1.58)       1.28           (0.40)          0.36           0.38
                                                 --------    --------    --------      ----------       --------       --------
        Total from Investment Operations ......      1.47       (1.08)       1.78           (0.06)          0.87           0.86
                                                 --------    --------    --------      ----------       --------       --------
  Less Distributions:
  Dividends from Net Investment Income ........     (0.54)      (0.50)      (0.49)          (0.34)         (0.51)         (0.48)
  Distributions from Net Realized Gains
   on Investments Sold ........................     (0.44)         --          --              --             --             --
                                                 --------    --------    --------      ----------       --------       --------
        Total Distributions ...................     (0.98)      (0.50)      (0.49)          (0.34)         (0.51)         (0.48)
                                                 --------    --------    --------      ----------       --------       --------
  Net Asset Value, End of Period ..............    $10.96       $9.38      $10.67          $10.27         $10.63         $11.01
                                                 ========    ========    ========      ==========       ========       ========
  Total Investment Return at Net
   Asset Value (3) ............................     14.30%     (10.05%)     19.41%          (0.51%)(4)      8.63%          8.27%
  Total Adjusted Investment Return at
   Net Asset Value (3,5) ......................     14.13%     (10.16%)     19.29%          (0.59%)(4)      8.57%          8.25%
Ratios and Supplemental Data
  Net Assets, End of Period
   (000s omitted) .............................   $56,384     $70,243     $76,824         $81,177       $204,621       $184,085
  Ratio of Expenses to Average Net
   Assets .....................................      1.53%       1.60%       1.60%           1.60%(7)       1.60%          1.60%
  Ratio of Adjusted Expenses to Average
   Net Assets (6) .............................      1.70%       1.71%       1.72%           1.73%(7)       1.66%          1.62%
  Ratio of Net Investment Income to
   Average Net Assets .........................      4.66%       4.97%       4.90%           4.91%(7)       4.85%          4.41%
  Ratio of Adjusted Net Investment
   Income to Average Net Assets (6) ...........      4.49%       4.86%       4.78%           4.78%(7)       4.79%          4.39%
  Portfolio Turnover Rate .....................       116%        107%        113%            116%(9)         46%(9)         24%
  Fee Reduction per Share .....................     $0.02       $0.01       $0.01(2)        $0.01(2)       $0.01          $0.01(2)

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Unreimbursed, without fee reduction.
(7)   Annualized.
(8) Effective August 31, 1996, the fiscal period end changed from December 31 to August 31.
(9)   Portfolio turnover rate excludes merger activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Schedule of Investments
August 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Tax-Free Bond Fund on August 31, 1998. It has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

TAX-EXEMPT LONG-TERM BONDS
Alabama (1.15%)
  Alabama State Docks Department,
   Docks Facil Rev Ref Ser 1998 .....................   5.250%    10-01-12    AAA     $4,245        $4,482,296        4.97%
   Docks Facil Rev Ref Ser 1998 .....................   5.375     10-01-15    AAA      3,835         4,046,040        5.09
  Citronelle Industrial Development Board,
   Poll Control Rev Stauffer Chemical Co
   Proj 1982 ........................................   8.000     12-01-12    A1         500           538,010        7.43
                                                                                                 -------------
                                                                                                     9,066,346
                                                                                                 -------------
Alaska (0.37%)
  Alaska Housing Finance Corp,
   Coll Home Mtg Ser B-1 GNMA Coll ..................   7.650     06-01-24    AAA      1,640         1,752,701        7.16
  Valdez Alaska Marine Terminal,
   Rev Ref Sohio Pipe Line Co Proj
   Ser 1985 .........................................   7.125     12-01-25    AA       1,000         1,114,770        6.39
                                                                                                 -------------
                                                                                                     2,867,471
                                                                                                 -------------
Arizona (2.06%)
  Arizona Health Facilities Auth,
   Hosp Sys Rev Ref Phoenix Memorial
   Hosp Proj ........................................   8.200     06-01-21    BBB      2,150         2,323,956        7.59
  Arizona Municipal Financing Program,
   Cert of Part Ser 25 ..............................   7.875     08-01-14    AAA      1,000         1,354,340        5.81
  Coconino County Pollution Control Corp,
   Poll Control Rev 1997 Ser B Tucson
   Elec Pwr Co Navajo Proj ..........................   7.000     10-01-32    B        2,000         2,258,840        6.20
  Maricopa County Pollution Control Corp,
   Poll Control Rev Ref Ser A Public
   Service Co Palo Verde Proj .......................   6.375     08-15-23    BB+      8,550         9,077,706        6.00
  Navajo County Industrial Development
   Auth, Ind'l Devel Rev Stone Container
   Corp Proj ........................................   7.200     06-01-27    B        1,000         1,125,050        6.40
                                                                                                 -------------
                                                                                                    16,139,892
                                                                                                 -------------
Arkansas (0.33%)
  Arkansas Development Finance Auth,
   Single Family Mtg Rev Ref Ser
   1991 A ...........................................   8.000     08-15-11    AA         370           396,684        7.46
  Jefferson, County of,
   Poll Control Rev Ref Entergy
   Arkansas Proj ....................................   5.600     10-01-17    BBB-     2,150         2,182,831        5.52
                                                                                                 -------------
                                                                                                     2,579,515
                                                                                                 -------------
California (14.80%)
  California Statewide Community
   Development Auth, Rev Cert of
   Part Ref Insured Health Facil
   Eskaton Inc. .....................................   5.875     05-01-20    A+       4,000         4,205,280        5.59
  Central Valley Financing Auth,
   Cogeneration Proj Rev Carson Ice-Gen
   Proj Ser 1993 ....................................   6.200     07-01-20    AA       7,000         7,831,880        5.54

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                      PAR VALUE                        YIELD
                                                     INTEREST     MATURITY    CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE      RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------    -------  --------    -------------     ----------

California (continued)
  Foothill/Eastern Transportation
   Corridor Agency,
   Toll Rd Rev Fixed Rate Cap Apprec
     Ser 1995A ......................................    Zero%    01-01-19      BBB-   $36,600       $12,760,224        5.25%
  Toll Rd Rev Fixed Rate Cap Apprec
     Ser 1995A ......................................    Zero     01-01-20      BBB-    10,000         3,289,700        5.28
   Toll Rd Rev Fixed Rate Current
     Int Ser 1995A ..................................   6.000     01-01-16      BBB-    20,500        22,348,485        5.50
  Madera, County of,
   Cert of Part Valley Children's Hosp ..............   6.500     03-15-15      AAA     13,185        15,888,848        5.39
  Millbrae, City of,
   Residential Facil Rev Ser 1997A
     Magnolia of Millbrae Proj ......................   7.375     09-01-27      BB       1,000         1,042,900        7.07
  Sacramento Cogeneration Auth,
   Cogeneration Proj Rev Procter &
   Gamble Proj ......................................   6.500     07-01-21      BBB-     3,750         4,355,325        5.60
  Sacramento Municipal Utilities District,
   Ind'l Devel Rev Ref San Diego Gas &
   Electric Ser C Inflos ............................   8.342#    08-15-18      AAA      1,000         1,191,250        7.15
  San Bernardino, County of,
   Cert of Part Ser 1994 Medical Center
     Fin Proj .......................................   5.500     08-01-17 to   A-      11,630        12,248,586        5.22
                                                                  08-01-22
  San Francisco, City of,
   Resid Facil Ser A Coventry Park Proj .............   8.500     12-01-26      BB       2,000         2,252,200        7.55
  San Joaquin Hills Transportation
   Corridor Agency,
   Toll Rd Rev Jr Lien Cap Apprec ...................    Zero     01-01-10      AAA      6,250         3,728,625        4.61
   Toll Rd Rev Ref Conv Cap Apprec
     Ser 1997A ......................................    Zero     01-15-17      BBB-    10,000         6,976,800        4.97
   Toll Rd Rev Sr Lien Cap Apprec ...................    Zero     01-01-14      AAA      5,000         2,394,450        4.86
   Toll Rd Rev Sr Lien Cap Apprec ...................    Zero     01-01-17      AAA      4,900         2,002,875        4.94
   Toll Rd Rev Sr Lien Cap Apprec ...................    Zero     01-01-19      AAA     15,510         5,738,700        4.95
   Toll Rd Rev Sr Lien Cap Apprec ...................    Zero     01-01-20      AAA      2,000           700,300        4.98
   Toll Rd Rev Sr Lien Cap Apprec ...................    Zero     01-01-23      AAA      7,500         2,255,100        5.00
  San Jose Financing Auth,
   Rev Ser B Community Facil Proj ...................   5.625     11-15-18      A+       2,500         2,583,625        5.44
  Santa Ana Financing Auth,
   Lease Rev Police Admin & Holding
     Facil Ser A ....................................   6.250     07-01-19      AAA      2,000         2,365,880        5.28
                                                                                                   -------------
                                                                                                     116,161,033
                                                                                                   -------------
Colorado (1.79%)
  Arapahoe County Capital Improvement
  Trust Fund,
   Highway Rev Current Ser E-470 ....................   6.950     08-31-20      AAA      5,000         5,986,050        5.81
  Colorado Housing Finance Auth,
   Single Family Prog Sr Iss A-2 ....................   7.625     08-01-17      AA+        530           551,333        7.33
  Denver, City and County of,
   Airport Sys Rev Ser 1992A Preref .................   7.250     11-15-25      AAA      1,980         2,267,654        6.33
   Airport Sys Rev Ser 1994A Preref .................   7.500     11-15-23      BBB        535           642,701        6.24
   Airport Sys Rev Ser 1994A Unref Bal ..............   7.500     11-15-23      BBB      2,565         2,987,404        6.44
  Douglas County School District No. Re. 1,
   Douglas and Elbert Counties Imp Ser
     1994A ..........................................   6.400     12-15-11      AAA      1,400         1,596,840        5.61
                                                                                                   -------------
                                                                                                      14,031,982
                                                                                                   -------------
Connecticut (0.14%)
  Connecticut Health and Educational
   Facilities Auth, Rev Ser D Univ
   of Hartford ......................................   6.800     07-01-22      AA       1,000         1,062,670        6.40
                                                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Delaware (0.91%)
  Delaware State Economic Development Auth,
   Rev Ref Poll Control Ser B Delmarva
   Pwr Proj .........................................   6.750%    05-01-19    AAA     $6,500        $7,143,305        6.14%
                                                                                                 -------------
Florida (4.31%)
  Citrus, County of,
   Poll Control Ref Rev Ser 1992A Florida
     Pwr Corp Crystal Rvr Pwr Plant
   Project ..........................................   6.625     01-01-27    A+       1,250         1,362,588        6.08
  Dade, County of,
   Professional Sports Franchise Facil
   Tax Rev Cap Apprec ...............................    Zero     10-01-27    AAA      5,500         1,310,540        4.99
  Hernando County Industrial Development
  Auth, Rev Ref 2nd Fla Crushed Stone Co. ...........   8.500     12-01-14    BBB-       200           228,414        7.44
  Hernando, County of,
   Rev Criminal Justice Complex Fin Proj ............   7.650     07-01-16    AAA        500           668,690        5.72
  Hillsborough County Aviation Auth,
   Rev Ser B Tampa International Airport ............   6.000     10-01-17    AAA      5,880         6,723,192        5.25
  Hillsborough, County of,
   Ref Util Rev Ser 1991A ...........................   7.000     08-01-14    BBB+     1,245         1,346,007        6.47
  Jacksonville Electric Auth,
   Elec Sys Rev Ser 3-A .............................   5.250     10-01-28    AA       9,000         9,079,380        5.20
  Lee, County of,
   Hosp Board of Directors Hosp Rev
   Inflos ...........................................   9.289#    04-01-20    AAA      2,000         2,352,500        7.75
  Orange County Health Facilities Auth,
   Hosp Orlando Regional Medical Center
   Rev Inflos .......................................   8.877#    10-29-21    AAA      1,000         1,195,000        7.34
  Orange County School Board,
   Cert of Part Ref Ser 1997A .......................    Zero     08-01-13    AAA     10,365         5,123,316        4.78
  Orlando Utilities Commission,
   Wtr & Elec Sub Rev Ser 1989D .....................   6.750     10-01-17    AA-      2,200         2,713,238        5.47
  Tampa, City of,
   Health Sys Rev Ref Ser 1998A-1
     Catholic Health East Oblig Group ...............   5.500     11-15-14    AAA      1,615         1,760,285        5.05
                                                                                                 -------------
                                                                                                    33,863,150
                                                                                                 -------------
Georgia (4.83%)
  Georgia Municipal Electric Auth,
   Power Rev Ser Y ..................................   6.500     01-01-17    AAA      3,500         4,195,800        5.42
   Pwr Rev Ref Ser BB ...............................   5.700     01-01-19    A        1,000         1,079,290        5.28
   Pwr Rev Ser C ....................................   5.700     01-01-19    AAA      5,000         5,531,450        5.15
   Pwr Rev Ser EE ...................................   7.250     01-01-24    AAA      2,000         2,670,480        5.43
   Pwr Rev Ser Z ....................................   5.500     01-01-20    AAA      5,840         6,300,075        5.10
  Georgia, State of,
   GO Fiscal 1997 Ser A .............................   6.000     04-01-15    AAA     11,000        12,675,190        5.21
  Monroe County Development Auth,
   Poll Control Rev Ser A Oglethorpe Pwr
   Corp Scherer Proj ................................   6.800     01-01-12    A        1,000         1,201,360        5.66
  Savannah Hospital Auth,
   Rev Ref & Imp Candler Hosp Proj ..................   7.000     01-01-23    BB       4,000         4,303,280        6.51
                                                                                                 -------------
                                                                                                    37,956,925
                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Illinois (3.14%)
  Chicago, City of,
   Chicago-O'Hare Int'l Airport Gen
   Airport Rev 1990 Ser A ...........................   7.500%    01-01-16    A+      $2,000        $2,124,000        7.06%
   Chicago-O'Hare Int'l Airport
   Int'l Terminal Spec Rev Ser 1992 .................   6.750     01-01-12    AAA      3,000         3,257,280        6.22
   Chicago-O'Hare Int'l Airport
   Spec Facil Rev Ser 1990A
     American Airlines Proj .........................   7.875     11-01-25    BBB-     3,000         3,253,200        7.26
   Skyway Toll Bridge Rev Ref Ser 1994 ..............   6.750     01-01-17    AAA      2,000         2,293,000        5.89
  Illinois Development Finance Auth,
   Poll Control Rev Ref Commonwealth
   Edison Co Proj ...................................   5.850     01-15-14    BBB      3,000         3,168,540        5.54
   Rev Ref Ser A Columbus Cuneo
   Cabrini Proj .....................................   8.500     02-01-15    BAA2     2,150         2,330,535        7.84
  Illinois Health Facilities Auth,
   Rev Methodist Hlth Serv Corp Ser
   1991 B ...........................................   9.706#    05-01-21    AAA      1,000         1,190,000        8.22
   Rev Ref Friendship Vlg Schamburg .................   6.750     12-01-08    BBB+     1,640         1,745,239        6.34
   Rev Ref Ser 1992 Mercy Hosp & Medical
   Center Proj ......................................   7.000     01-01-07    A-       1,500         1,631,355        6.44
   Rev Swedish-American Hosp ........................   7.400     04-01-20    AAA        750           806,220        6.88
  Illinois Industrial Pollution Control
   Financing Auth, Rev Great Lakes
   Carbon Corp Proj .................................   7.125     10-01-01    BBB        900           902,610        7.10
  Robbins, County of,
   Res Recovery Rev Ser A Robbins Res
   Recovery Partners ................................   8.375     10-15-16    BB       2,000         1,940,040        8.63
                                                                                                 -------------
                                                                                                    24,642,019
                                                                                                 -------------
Indiana (0.29%)
  Wabash, County of,
   Solid Waste Disp Rev Jefferson
   Smurfit Corp Proj ................................   7.500     06-01-26    BB       2,000         2,250,640        6.66
                                                                                                 -------------
Iowa (0.13%)
  Iowa Finance Auth,
   Health Care Facil Rev Ref Care
   Initiatives Proj Ser B ...........................   5.750     07-01-18    BB       1,000         1,000,330        5.75
                                                                                                 -------------
Kentucky (0.83%)
  Kenton County Airport Board,
   Rev Spec Facil Delta Airlines Proj
   Ser 1992A ........................................   6.750     02-01-02    BBB-     2,000         2,140,940        6.31
  Rev Spec Facil Delta Airlines Proj
   Ser 1992A ........................................   7.500     02-01-12    BBB-     2,000         2,202,880        6.81
  Rev Spec Facil Delta Airlines Proj
   Ser 1992A ........................................   7.125     02-01-21    BBB-     2,000         2,176,180        6.55
                                                                                                 -------------
                                                                                                     6,520,000
                                                                                                 -------------
Louisiana (1.98%)
  Calcasieu Parish Industrial Development Board,
   Poll Control Rev Ref Ser 1992 Gulf States
   Util Co Proj .....................................   6.750     10-01-12    BB+      2,975         3,202,022        6.27
  De Soto, Parish of,
   Rev Environ Imp Rev Int'l Paper Co Proj
   Ser A ............................................   7.700     11-01-18    BBB+     2,750         3,217,775        6.58
  Louisiana Public Facilities Auth,
   Rev Ser B Alton Ochsner Medical Funding
   Proj .............................................   6.500     05-15-22    AAA      3,405         3,709,611        5.97
  St. Charles, Parish of,
   Poll Control Rev Ser 1991 Louisiana Pwr
   & Light Co Proj ..................................   7.500     06-01-21    BBB      4,000         4,367,920        6.87
  West Feliciana, Parish of,
   Poll Control Rev Ser D Gulf States
   Utilities Co. ....................................   5.800     12-01-15    BB+      1,000         1,025,690        5.65
                                                                                                 -------------
                                                                                                    15,523,018
                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Massachusetts (4.67%)
  Massachusetts Health and Educational
   Facilities Auth, Rev Brigham & Women's
   Hosp Iss Ser D ...................................   6.750%    07-01-24    AAA     $2,450        $2,688,385        6.15%
   Rev Lowell Gen Hosp Iss Ser A ....................   8.400     06-01-11    A3       1,100         1,249,127        7.40
   Rev New England Deaconess Hosp Iss
   Ser D ............................................   6.625     04-01-12    AAA      3,500         3,881,885        5.97
   Rev New England Deaconess Hosp Iss
   Ser D ............................................   6.875     04-01-22    AAA      5,960         6,659,704        6.15
   Rev St. Elizabeth's Hosp of Boston
   Ser E ............................................   9.670#    08-15-21    AAA      1,000         1,176,250        8.39
   Rev Worcester Polytechnic Institute
   Ser E ............................................   6.750     09-01-11    AAA      3,840         4,307,520        6.02
  Massachusetts Housing Finance Agency,
   Residential Dev 1992 Ser A .......................   6.900     11-15-24    AAA      2,700         2,960,550        6.29
   Single Family Hsg Ser 8 ..........................   7.700     06-01-17    A+       2,500         2,558,000        7.53
  Massachusetts Municipal Wholesale
   Electric Co, Pwr Supply Sys Rev 1992
   Ser B A Pub Corp of
     The Commonwealth of Mass .......................   6.750     07-01-17    BBB+     4,405         4,778,808        6.22
  Massachusetts State Water Pollution
   Abatement Trust, Wtr Poll Rev 1994
   South Essex Swr District Loan Proj
   Ser A ............................................   6.375     02-01-15    AA+      1,000         1,111,050        5.74
  Massachusetts, Commonwealth of,
   GO Consol Ln of 1994 Ser B .......................   6.000     08-01-14    AA-      2,000         2,238,220        5.36
  Plymouth, County of,
   Cert of Part Ser A ...............................   7.000     04-01-22    AA-      2,750         3,079,147        6.25
                                                                                                 -------------
                                                                                                    36,688,646
                                                                                                 -------------
Michigan (1.88%)
  Detroit, City of,
   GO Unltd Ser 1995 A ..............................   6.800     04-01-15    BBB+     1,315         1,531,357        5.84
  Michigan Housing Development Auth,
   Single Family Mtg Rev Ser A ......................   7.500     06-01-15    AA+      1,415         1,476,779        7.19
  Michigan State Hospital Finance Auth,
   Hosp Rev Ref Ser 1990A Bay Medical
   Center Hosp Proj .................................   8.250     07-01-12    A3       2,250         2,462,445        7.54
   Hosp Rev Ref Ser 1995A Genesys
   Hlth Sys Oblig Group .............................   8.100     10-01-13    BBB      3,000         3,773,970        6.44
  Wayne Charter, County of,
   Spec Airport Facil Rev Ref Ser 1995
   Northwest Airlines Inc. ..........................   6.750     12-01-15    BB+      4,985         5,558,275        6.05
                                                                                                 -------------
                                                                                                    14,802,826
                                                                                                 -------------
Minnesota (0.61%)
  Minnesota Housing Finance Agency,
   Single Family Mtg 1990 Ser C .....................   7.700     07-01-14    AA+        230           240,960        7.35
  Southern Minnesota Municipal Power
   Agency, Pwr Supply Sys Rev Cap
   Apprec Ser A .....................................    Zero     01-01-23    AAA     15,000         4,559,700        4.95
                                                                                                 -------------
                                                                                                     4,800,660
                                                                                                 -------------
Mississippi (1.00%)
  Mississippi Home Corp,
   Single Family Sr Rev Ref Ser 1990A ...............   9.250     03-01-12    AAA         70            75,032        8.63
  Mississippi Hospital Equipment and
   Facilities Auth, Rev Ser A Rush
   Memorial Foundation Proj .........................   8.750     01-01-16    BAA3     2,000         2,252,160        7.77
  Washington, County of,
   Poll Control Rev Ref Mississippi
   Pwr & Light Co Proj ..............................   7.000     04-01-22    BAA3     5,000         5,542,850        6.31
                                                                                                 -------------
                                                                                                     7,870,042
                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Nebraska (0.17%)
  Omaha Public Power District,
   Elec Sys Rev 1992 Ser B ..........................   6.200%    02-01-17    AA2     $1,200        $1,368,924        5.43%
                                                                                                 -------------
Nevada (1.51%)
  Clark, County of,
   Ind'l Development Rev Ser A Southwest
   Gas Corp Proj ....................................   6.500     12-01-33    BBB-    10,000        10,704,200        6.07
  Nevada Housing Division,
   Single Family Proj Sr Rev Ser 1989
   Iss A-1 ..........................................   7.350     04-01-16    AA         795           817,355        7.15
   Single Family Proj Sr Rev Ser
   1990 Iss C-1 .....................................   7.850     10-01-15    AA         270           282,423        7.50
  Nevada, State of,
   GO Ltd Tax Municipal Bond Bank Proj
   No. 38 Ser A Unref Bal ...........................   6.750     07-01-09    AA          25            27,578        6.12
                                                                                                 -------------
                                                                                                    11,831,556
                                                                                                 -------------
New Jersey (1.58%)
  Camden County Improvement Auth,
   Lease Rev Ser A Holt Hauling &
   Warehousing Proj .................................   9.875     01-01-21    BB-      1,100         1,401,125        7.75
  New Jersey Economic Development Auth,
   1st Mtg Rev Ser A Winchester Gardens .............   8.500     11-01-16    BB+        100           112,772        7.54
   Rev Ref Ind'l Development Newark
   Airport Marriott Hotel Proj ......................   7.000     10-01-14    BBB-     4,000         4,453,720        6.29
   Rev Ref Ser J Holt Hauling Proj ..................   8.500     11-01-23    BBB      2,500         2,914,475        7.29
  New Jersey Educational Facilities Auth,
   Rev Fairleigh Dickinson Univ Ser G ** ............   5.700     07-01-28    BBB-       500           498,530        5.72
  New Jersey Health Care Facilities
   Financing Auth, Rev Care Institute
   Inc Cherry Hill Proj .............................   8.000     07-01-27    BB+      1,370         1,509,672        7.26
  New Jersey Turnpike Auth,
   Turnpike Rev Ser 1984 ............................  10.375     01-01-03    AAA      1,360         1,557,622        9.06
                                                                                                 -------------
                                                                                                    12,447,916
                                                                                                 -------------
New Mexico (0.29%)
  Farmington, City of,
   Poll Control Rev 1997 Ser A Tucson
   Elec Pwr Co San Juan Proj ........................   6.950     10-01-20    B        2,000         2,254,820        6.16
                                                                                                 -------------
New York (13.29%)
  Dutchess County Resource Recovery
   Agency, Rev Solid Waste Sys Ser A ** .............   5.350     01-01-12    AAA      1,235         1,256,242        5.26
  Islip Community Development Agency,
   Community Dev Rev Ref NY Institute
   of Technology Proj ...............................   7.500     03-01-26    BB-      2,500         2,785,650        6.73
  Long Island Power Auth,
   Elec Sys Gen Rev Ser A ...........................   5.500     12-01-29    A-       2,250         2,311,762        5.35
  New York City Industrial Development
   Agency, Solid Waste Disposal Rev
   1995 Visy Paper NY Inc Proj ......................   7.950     01-01-28    BB       2,000         2,336,960        6.80
  New York City Municipal Water Finance
   Auth, Wtr & Swr Sys Rev Ref Cap
   Apprec Fiscal 1998 Ser D .........................    Zero     06-15-19    A-       5,000         1,762,200        5.08
  New York Local Government Assistance
   Corp, Rev Ref Cap Apprec Ser 1993 C ..............    Zero     04-01-14    AAA      7,210         3,411,556        4.86
   Ser 1992 A Pub Benefit Corp. .....................   6.875     04-01-19    A+      10,700        11,975,226        6.14
  New York State Dormitory Auth,
   City Univ Sys Consol Rev 2nd
   Generation Ser 1993A .............................   5.750     07-01-09    BBB+     1,000         1,100,770        5.22

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

New York (continued)
  New York State Dormitory Auth, (continued)
   Cornell Univ Rev Ser 1990A .......................   7.375%    07-01-30    AA      $1,000        $1,079,190        6.83%
   Memorial Sloan-Kettering Cancer
   Ctr Rev ..........................................    Zero     07-01-18    AAA      3,000         1,139,670        4.94
   State Univ Ed Facil Rev Iss Ser
   1990B ............................................   7.500     05-15-11    A-         500           618,705        6.06
   State Univ Ed Facil Rev Ser 1990B ................   7.000     05-15-16    A-       5,000         5,324,450        6.57
   State Univ Ed Facil Rev Ser 1993A ................   5.500     05-15-19    A-       1,000         1,072,010        5.13
  New York State Energy Research and
   Development Auth, Elec Facil Rev
   Ser 1990 A Long Island Lighting Co
   Proj .............................................   7.150     06-01-20    A-       5,250         5,762,873        6.51
   Elec Facil Rev Ser 1991 A Consol
   Edison Co of NY Inc Proj .........................   7.500     01-01-26    A+       2,000         2,103,740        7.13
  New York State Environmental
   Facilities Corp, State Wtr Poll
   Control Rev Rites Ser PA-174 .....................  9.439#     06-15-11    AAA      2,000         2,890,000        6.53
   State Wtr Poll Control Revolving
   Fund Rev Ser 1990A ...............................   7.500     06-15-12    AA-      4,370         4,729,389        6.93
  New York State Housing Finance Agency,
   State Univ Construction Ref 1986
   Ser A ............................................   8.000     05-01-11    AAA      2,000         2,607,300        6.14
  New York State Medical Care Facilities
   Finance Agency,
   Mental Hlth Serv Facil Imp Rev 1990
   Ser B Preref .....................................   7.875     08-15-08    AAA        345           378,641        7.18
  Mental Hlth Serv Facil Imp Rev 1990
   Ser B Preref .....................................   7.875     08-15-20    AAA        371           407,176        7.18
   Mental Hlth Serv Facil Imp Rev 1990
   Ser B Unref Bal ..................................   7.875     08-15-08    A-         155           169,100        7.22
   Mental Hlth Serv Facil Imp Rev 1990
   Ser B Unref Bal ..................................   7.875     08-15-20    A-          84            91,767        7.21
   Mental Hlth Serv Facil Imp Rev 1991
   Ser A Preref .....................................   7.750     08-15-11    AAA      1,795         1,993,760        6.98
   Mental Hlth Serv Facil Imp Rev 1991
   Ser A Unref Bal ..................................   7.750     08-15-11    A-         205           225,863        7.03
  New York, City of,
   GO Cap Apprec Ref Fiscal 1998 Ser G ..............    Zero     08-01-08    A-       6,000         3,763,140        4.76
   GO Fiscal 1991 Ser D Preref ......................   8.000     08-01-04    A-         165           186,466        7.08
   GO Fiscal 1991 Ser D Unref Bal ...................   8.000     08-01-04    A-          30            33,619        7.14
   GO Fiscal 1991 Ser F Preref ......................   8.200     11-15-03    AAA      1,050         1,204,129        7.15
   GO Fiscal 1991 Ser F Unref Bal ...................   8.200     11-15-03    A-         200           227,272        7.22
   GO Fiscal 1992 Ser A Preref ......................   7.750     08-15-12    A-       1,895         2,131,193        6.89
   GO Fiscal 1992 Ser A Unref Bal ...................   7.750     08-15-12    A-         105           117,084        6.95
   GO Fiscal 1992 Ser D Preref ......................   7.700     02-01-09    A-         920         1,045,092        6.78
   GO Fiscal 1992 Ser D Unref Bal ...................   7.700     02-01-09    A-          80            89,972        6.85
   GO Fiscal 1992 Ser H Preref ......................   7.000     02-01-08    A-       1,760         1,959,602        6.29
   GO Fiscal 1992 Ser H Unref Bal ...................   7.000     02-01-08    A-         240           264,617        6.35
   GO Fiscal 1995 Ser B Preref ......................   7.000     08-15-16    A-       3,000         3,501,570        6.00
   GO Fiscal 1996 Ser J .............................   5.500     02-15-26    A-       2,000         2,060,880        5.34
   GO Rev Ref Ad Valorem Property Tax
   Ser D ............................................   5.750     08-15-13    A-       3,170         3,331,765        5.47
  New York City Indl Dev Agy,
   Indl Dev Rev Ref-Laguardia Assoc
   LP Proj ** .......................................   6.000     11-01-28    BB+      2,500         2,495,950        6.01
  Port Auth of New York and New Jersey,
   Spec Proj KIAC Partners Proj Ser 4 ...............   6.750     10-01-19    BBB     11,000        12,173,480        6.10
  Triborough Bridge & Tunnel Auth,
   Spec Oblig Ref Ser 1991B .........................   6.875     01-01-15    A-       2,300         2,490,118        6.35
   Gen Purpose Rev Ser 1993 .........................    Zero     01-01-22    AAA     20,755         6,628,524        4.95
   Gen Purpose Rev Ser R ............................   7.375     01-01-16    AAA      1,600         1,700,608        6.94
   Gen Purpose Rev Ser X ............................   6.500     01-01-19    A+       1,250         1,360,500        5.97
                                                                                                 -------------
                                                                                                   104,299,581
                                                                                                 -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

North Carolina (1.65%)
  North Carolina Municipal Power
   Agency Number 1,
   Catawba Elec Rev Ser 1992 ........................   5.750%    01-01-15    AAA     $7,410        $7,696,619        5.54%
   Catawba Elec Rev Ser 1993 ........................   5.000     01-01-15    AAA      5,220         5,242,133        4.98
                                                                                                 -------------
                                                                                                    12,938,752
                                                                                                 -------------
Ohio (4.65%)
  Akron, City of,
   Cert of Part Akron Municipal
   Baseball Stadium Proj ............................    Zero     12-01-16    BBB      1,000           939,570        5.64
  Cleveland Public Power System,
   Elec Sys Rev 1st Mtg Ser 1994A ...................   7.000     11-15-16    AAA      5,860         6,817,231        6.02
   Elec Sys Rev 1st Mtg Ser A .......................   7.000     11-15-24    AAA      4,200         4,949,196        5.94
  Dayton, City of,
   Spec Facil Rev Ref Ser A Emery
   Air Freight ......................................   5.625     02-01-18    BBB      5,500         5,647,565        5.48
  Franklin, County of,
   Hosp Facil Ref & Imp Rev Ser 1990B
     Riverside United Methodist Hosp
   Proj .............................................   7.600     05-15-20    AAA      1,000         1,082,860        7.02
  Lorain, County of,
   Health Care Fac Rev Ref Ser A
   Kendal At Oberlin Proj ...........................   5.250     02-01-21    BBB      2,000         1,952,280        5.38
   Rev 1st Mtg Ser A Kendal At Oberlin
   Proj .............................................   8.625     02-01-22    AA       3,865         4,496,541        7.41
  Ohio State Air Quality Development
   Auth, Rev Adj Ser B Columbus & South
   Proj .............................................   6.250     12-01-20    BAA1     4,500         4,749,165        5.92
  Ohio State Water Development Auth,
   Poll Control Facil Rev Ref Ser 1995
   Cleveland Elec Co Proj ...........................   7.700     08-01-25    BB+      2,800         3,218,460        6.70
  Ohio, State of,
   Solid Waste Rev Ref CSC Ltd Proj .................   8.500     08-01-22    BB       1,825         1,950,086        7.95
  Student Loan Funding Corp,
   Sub Rev Ser B Cincinnati Ohio
   Student Loan .....................................   8.875     08-01-08    BBB-       695           731,946        8.43
                                                                                                 -------------
                                                                                                    36,534,900
                                                                                                 -------------
Oklahoma (0.27%)
  Tulsa Municipal Airport Trust,
   Trustees of, Rev Ser 1988 American
   Airlines Inc. ....................................   7.375     12-01-20    BBB-     2,000         2,152,800        6.85
                                                                                                 -------------
Oregon (0.47%)
  Western Generation Agency,
   Rev 1994 Ser A Wauna Cogeneration
   Proj .............................................   7.125     01-01-21    BBB-     3,400         3,704,266        6.54
                                                                                                 -------------
Pennsylvania (8.08%)
  Allegheny County Hospital Development
   Auth, Rev Hlth & Ed Rehab Institute of
   Pittsburgh .......................................   7.000     06-01-22    AA       1,500         1,684,350        6.23
  Allegheny County Industrial Development
   Auth, Environment Imps Rev Ref USX
   Corp .............................................   5.600     09-01-30    BBB-     1,000         1,016,200        5.51
   Rev Ref Ser 1994A Environmental Imp
   USX Corp Proj ....................................   6.700     12-01-20    BBB-    10,000        11,042,900        6.07
  Beaver County Industrial Development
   Auth, Coll Poll Control Rev Ref Ser
   1995A Toledo Edison Co
     Beaver Valley Proj .............................   7.750     05-01-20    BB+      2,200         2,550,812        6.68
  Delaware County Auth,
   1st Mtg Rev Riddle Village Proj ..................   7.000     06-01-26    BBB-     1,250         1,318,500        6.64

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Pennsylvania (continued)
  Delaware County Industrial Development
   Auth, Poll Control Rev Ref 1991 Ser
   A Philadelphia Elec Co Proj ......................   7.375%    04-01-21    BBB+    $5,095        $5,511,720        6.82%
  Lehigh County General Purpose Auth,
   Rev KidsPeace Oblig Group ........................   6.000     11-01-18    BB       2,000         2,011,640        5.97
  Northumberland County Auth,
   Commonwealth Lease Rev Ser 1991 ..................   6.250     10-15-09    AAA      1,000         1,072,660        5.83
  Pennsylvania Convention Center Auth,
   Rev Ref Ser 1994A ................................   6.700     09-01-14    BBB      4,950         5,551,128        5.97
  Pennsylvania Economic Development
   Finance Auth, Resource Recovery Rev
   Ser 1994 D Colver Proj ...........................   7.150     12-01-18    BBB-     1,500         1,683,690        6.37
   Resource Recovery Rev Ser 1994D
   Colver Proj ......................................   7.125     12-01-15    BBB-     7,000         7,835,940        6.36
  Pennsylvania State Turnpike Commission,
   Turnpike Rev Ser N ...............................   6.500     12-01-13    A        2,840         3,094,066        5.97
  Philadelphia Hospitals and Higher
   Education Facilities Auth, Hosp Rev
   1991 Ser A Philadelphia Protestant
   Home Proj ........................................   8.625     07-01-21    BBB      2,700         3,085,668        7.55
   Hosp Rev 1992 Ser A Childrens
   Seashore House Proj ..............................   7.000     08-15-12    A-       1,250         1,376,313        6.36
   Hosp Rev Ser 1993A Temple Univ Hosp
   Proj .............................................   6.625     11-15-23    A-       2,375         2,565,997        6.13
  Philadelphia Industrial Development
   Auth, Commercial Devel Rev Ref Ser
   A Doubletree Proj ................................   6.500     10-01-27    BB+      1,000         1,085,980        5.99
   Commercial Devel Rev Ser 1995
     Philadelphia Airport Hotel Proj ................   7.750     12-01-17    B+       3,250         3,677,310        6.85
  Philadelphia, City of,
   Wtr & Swr Rev 16th Ser ...........................   7.500     08-01-10    AAA      3,000         3,359,130        6.70
  Scranton-Lackawanna Health and Welfare
   Auth, Rev Ser A Allied Services
   Rehabilitation Hosp Proj .........................   7.600     07-15-20    BBB-     3,525         3,945,039        6.79
                                                                                                 -------------
                                                                                                    63,469,043
                                                                                                 -------------
Puerto Rico (6.86%)
  Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995
     Gtd by the Commonwealth of Puerto
     Rico ...........................................  8.120#     07-01-11    AAA      6,500         8,417,500        6.35
   Ref Pars & Inflos Ser 1995
    Gtd by the Commonwealth of Puerto
    Rico ............................................   6.000     07-01-11    AAA        200           229,614        5.23
  Puerto Rico Highway and Transportation
   Auth, Highway Rev Ser Y Res Int
   Tax-Exempt Sec Rec'ts Ser PA-114 (r) .............  7.852#     07-01-11    AAA     13,130        17,157,496        6.36
  Puerto Rico, Commonwealth of,
   GO Cap Apprec Ref Pub Imp Ser 1998 ...............    Zero     07-01-14    A        4,000         1,855,720        4.91
   GO Pub Imp Inverse Floater Ser 1992A .............  7.884#     07-01-08    AAA      2,700         3,071,250        6.76
   GO Pub Imp Inverse Rate Securities
   Ser 1996 .........................................  8.073#     07-01-11    AAA     14,000        18,130,000        6.35
  Puerto Rico Infrastructure Financing
   Auth, Spec Tax Rev Ref Ser 1998A .................   5.500     07-01-08    AAA      4,495         4,961,491        4.98
                                                                                                 -------------
                                                                                                    53,823,071
                                                                                                 -------------
South Carolina (1.50%)
  Florence, County of,
   Ind'l Dev Rev Stone Container Proj ...............   7.375     02-01-07    BB-      4,330         4,672,590        6.83
  James Island Public Service District,
   Charleston County Swr Sys Ref ....................   7.500     06-01-18    AAA      1,250         1,311,563        7.15

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

South Carolina (continued)
  Richland, County of,
   Poll Control Rev Union Camp Corp
   Proj Ser 1992 B ..................................   6.625%    05-01-22    A-      $2,460        $2,671,240        6.10%
   Poll Control Rev Union Camp Corp
   Proj Ser 1992 C ..................................   6.550     11-01-20    A-       1,000         1,095,240        5.98
  South Carolina Jobs-Economic
   Development Auth, Solid Waste
   Recycling Rev Santee River Rubber
   Proj Ser A .......................................   8.000     12-01-14    BB-      2,000         1,996,000        8.02
                                                                                                 -------------
                                                                                                    11,746,633
                                                                                                 -------------
South Dakota (0.24%)
  South Dakota Health and Educational
   Facilities Auth, Rev Ser 1989 Sioux
   Valley Hosp Iss Preref ...........................   7.625     11-01-13    AA-      1,850         1,899,377        7.43
                                                                                                 -------------
Tennessee (2.95%)
  Eastside Utility District of Hamilton,
   Waterworks Rev Iss ...............................   6.750     11-01-11    A        1,000         1,107,460        6.10
  Hardeman, County of, Correctional
   Facil Rev Ser B Corrections Corp of
   America ..........................................   7.375     08-01-17    BB         500           554,095        6.65
  Humphreys County Industrial
   Development Board, Solid Waste
   Disposal Rev E.I. Dupont Denemours
   and Co Proj ......................................   6.700     05-01-24    AA-      6,500         7,236,125        6.02
  Maury County Industrial Development
   Board, Multi-Modal Interchangeable
   Rate Poll Control Ref Rev Saturn
   Corp Proj ........................................   6.500     09-01-24    A        9,000         9,882,810        5.92
  Memphis-Shelby County Airport Auth,
   Rev Ref Federal Express Corp. ....................   6.750     09-01-12    BBB      4,000         4,380,720        6.16
                                                                                                 -------------
                                                                                                    23,161,210
                                                                                                 -------------
Texas (5.29%)
  Austin, City of,
   Combined Util Sys Rev Ref Ser 1998 ...............   6.750     11-15-10    AAA      3,125         3,789,406        5.57
   Utility Sys Rev Ref Ser B ........................   7.800     11-15-12    A        1,000         1,027,550        7.59
  Corpus Christi Housing Finance Corp,
   Single Family Mtg Sr Rev Ref Ser
   1991 A ...........................................   7.700     07-01-11    AAA        465           511,956        6.99
  Dallas-Fort Worth International Airport
   Facility Improvement, Rev American
   Airlines Inc. ....................................   7.250     11-01-30    BBB-    10,250        11,388,365        6.53
   Rev Delta Air Lines Inc. .........................   7.600     11-01-11    BBB-     3,000         3,313,140        6.88
  Ector County Hospital District,
   Hosp Rev 1992 ....................................   7.300     04-15-12    AAA      4,000         4,525,760        6.45
  El Paso Housing Finance Corp,
   Single Family Mtg Rev Ref Bonds 1991
   Ser A ............................................   8.750     10-01-11    A2         435           483,785        7.87
  El Paso International Airport,
   Rev Ref Spec Facil Marriott Corp Proj ............   7.750     03-01-12    B1       1,410         1,513,959        7.22
  Harris County Health Facilities
   Development Corp, Hosp Rev Ser 1988A
   Saint Luke's Episcopal Hosp Proj .................   8.250     02-15-08    AAA      2,475         2,633,994        7.75
  Houston Independent School District,
   Pub Facil Corp Lease Rev Cap Apprec
   Ser A Cesar E Chavez .............................    Zero     09-15-16    AAA      1,000           409,580        5.01
  Houston, City of, Spec Facil Rev Ser
  C Continental Airline Inc. ........................   6.125     07-15-27    BB       4,000         4,213,520        5.81
   Wtr & Swr Sys Rev Ref Prior Lien
   Ser B Preref .....................................   6.750     12-01-08    A          180           199,321        6.10
   Wtr & Swr Sys Rev Ref Prior Lien
   Ser B Unref Bal ..................................   6.750     12-01-08    A        1,320         1,449,730        6.15

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Texas (continued)
  North Central Texas Health Facilities
   Development, Hospital Rev Baylor
   Univ Medical Center Ser 1991A ....................   9.979%#   05-15-16    AA      $1,000        $1,190,000        8.21%
  Port of Corpus Christi, Ind'l
   Development Corp Rev Ref Ser A
   Valero Energy Corp. ..............................   5.450     04-01-27    BBB-     2,000         2,012,880        5.42
  San Antonio, County of,
   GO Ref Gen Imp Ser 1996 ..........................   6.000     08-01-08    AA       1,000         1,136,900        5.28
  Texas, State of,
   Veterans' Land Board GO ..........................   7.125     12-01-09    AA       1,000         1,059,000        6.73
   Veterans' Land Board GO Preref ...................   8.250     12-01-10    AAA        610           645,093        7.80
                                                                                                 -------------
                                                                                                    41,503,939
                                                                                                 -------------
Utah (1.00%)
  Carbon, County of,
   Solid Waste Disp Rev Ref Ser A East
   Carbon Development Corp. .........................   9.000     07-01-12    BBB-     1,000         1,091,630        8.24
  Intermountain Power Agency Utah Pwr
   Supply Rev, Ref-Ser A ** .........................   5.000     07-01-19    AAA      3,500         3,398,465        5.15
  Salt Lake City Hospital,
   Ref IHC Hosp Inc VRDN/RIBS .......................   9.678#    05-15-20    AAA      1,500         1,770,000        7.85
   Rev Ref Ser A ....................................   8.125     05-15-15    AAA      1,000         1,308,170        6.21
  Utah Housing Finance Agency,
   Single Family Mtg Sr 1990 Iss B-2 ................   7.700     07-01-15    AAA        140           145,338        7.42
   Single Family Mtg Sr 1991 Iss B-1 ................   7.500     07-01-16    AAA        140           147,402        7.12
                                                                                                 -------------
                                                                                                     7,861,005
                                                                                                 -------------
Virgin Islands (0.33%)
  Virgin Islands Public Finance Auth,
   Rev Sub Lien Fund Ln Notes Ser 1998E .............   5.875     10-01-18    BB+      2,500         2,588,525        5.67
                                                                                                 -------------
Virginia (1.33%)
  Arlington County Industrial
   Development Auth, Hosp Facil Rev
   Arlington Hosp Ser 1991 A ........................   7.125     09-01-21    AAA        500           555,880        6.41
  Fairfax County Industrial Develpment
   Auth, Rev RITES ..................................   9.663#    08-29-23    AA-      1,000         1,200,000        8.96
  Fredericksburg Industrial Auth,
   Hosp Facil Rev ...................................   9.519#    08-15-23    AAA      1,500         1,785,000        7.73
  Pittsylvania County Industrial
   Development Auth, Rev Ser A Exempt
   Facil ............................................   7.550     01-01-19    BB       3,500         3,880,345        6.81
  Pocahontas Parkway Assn,
   Toll Road Rev Cap Apprec 1st Tier
   Sub Ser C ........................................    Zero     08-15-24    BA1      4,800           997,728        6.08
  Toll Road Rev Cap Apprec 1st Tier
   Sub Ser C ........................................    Zero     08-15-25    BA1      5,000           977,750        6.08
  Toll Road Rev Cap Apprec 1st Tier
   Sub Ser C ........................................    Zero     08-15-26    BA1      5,500         1,011,780        6.08
                                                                                                 -------------
                                                                                                    10,408,483
                                                                                                 -------------
Washington (1.42%)
  Seattle, City of,
   Municipal Light & Pwr Rev 1994 ...................   6.625     07-01-16    AA       3,600         4,136,112        5.77
  Spokane County Industrial
   Development Corp, Solid Waste
   Disp Rev Kaiser Alum & Chem Corp Proj ............   7.600     03-01-27    BB-      1,250         1,419,675        6.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

                                                                                    PAR VALUE                        YIELD
                                                     INTEREST     MATURITY  CREDIT    (000s         MARKET             AT
STATE, ISSUER, DESCRIPTION                              RATE        DATE    RATING*  OMITTED)        VALUE          MARKET +
--------------------------                             ------     --------  -------  --------    -------------     ----------

Washington (continued)
  Tacoma Electric System,
   Rev VRDN/RIBS Iss of 1991 ........................   9.013%#   01-02-15    AAA     $1,000        $1,155,000        7.66%
  Washington Public Power Supply
   System, Nuclear Proj No. 1 Ref
   Rev Ser 1989A Unref Bal ..........................   7.500     07-01-15    AA-        455           478,746        7.13
   Nuclear Proj No. 1 Ref Rev Ser
   1989B ............................................   7.125     07-01-16    AA-      1,500         1,881,315        5.68
  Washington, State of,
   GO Ser A of 1990 .................................   6.750     02-01-15    AA+      1,000         1,226,050        5.51
  Washington, University of,
   Hsg & Dining Rev Preref ..........................   7.000     12-01-21    AAA        595           663,955        6.27
   Hsg & Dining Rev Preref ..........................   7.000     12-01-21    AAA         35            39,056        6.27
   Hsg & Dining Rev Unref Bal .......................   7.000     12-01-21    AAA        120           132,349        6.35
                                                                                                 -------------
                                                                                                    11,132,258
                                                                                                 -------------
Wisconsin (0.69%)
  Sturgeon Bay Combined Utilities,
   Door County Combined Util Mtg Rev
   Ser 1990 Preref ..................................   7.500     01-01-10    AAA        770           830,199        6.96
   Door County Combined Util Mtg
   Rev Ser 1990 Unref Bal ...........................   7.500     01-01-10    AAA        230           247,193        6.98
  Wisconsin Public Power,
   Pwr Supply Sys Rev Ser 1990A .....................   7.400     07-01-20    AAA      4,000         4,337,040        6.82
                                                                                                 -------------
                                                                                                     5,414,432
                                                                                                 -------------
                                                 TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                              (Cost $684,096,285)     (98.79%)     775,511,961
                                                                                   ---------     -------------
                                                OTHER ASSETS AND LIABILITIES, NET      (1.21%)      9,478,452
                                                                                   ---------     -------------
                                                                 TOTAL NET ASSETS    (100.00%)    $784,990,413
                                                                                   =========     =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                              MARKET
                                                                                            VALUE AS A      MARKET
                                                                                            PERCENTAGE      VALUE
                                                                 ACQUISITION  ACQUISITION    OF FUND'S  AS OF AUGUST 31,
ISSUER, DESCRIPTION                                                 DATE         COST       NET ASSETS       1998
-------------------                                              -----------  -----------   ----------  ----------------
  Puerto Rico Highway and Transportation Auth,
   Highway Rev Ser Y Res Int Tax-Exempt Sec
   Rec'ts Ser PA-114 7.961%, 07-01-11.....................        04-02-96    $14,925,160      2.19%      $17,157,496

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

** These securities having an aggregate value of $7,649,187 or 0.97% of the Fund's net assets, have been purchased as forward commitments - that is, the Fund has agreed on the trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market values of $525,411 of County of Madera, 6.50%, 03-15-15 and $7,566,038 of
      Commonwealth of Puerto Rico, 8.073%, 07-01-11 have been segregated to cover the forward commitments.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

#     Represents rate in effect on August 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - Tax-Free Bond Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1998 assigned to the various sector categories.

                                                                  MARKET VALUE
                                                                AS A PERCENTAGE
                                                                    OF FUND'S
SECTOR DISTRIBUTION                                                NET ASSETS
-------------------                                            -----------------
General Obligation..........................................         8.09%
Revenue Bonds - Airport.....................................         0.75
Revenue Bonds - Authority...................................         0.46
Revenue Bonds - Bridge & Toll Road..........................         0.89
Revenue Bonds - Building....................................         0.16
Revenue Bonds - Combined....................................         0.22
Revenue Bonds - Education...................................         2.68
Revenue Bonds - Electric....................................        15.33
Revenue Bonds - Environment.................................         0.50
Revenue Bonds - Facility....................................         0.39
Revenue Bonds - Financial...................................         0.17
Revenue Bonds - General Purpose.............................         0.26
Revenue Bonds - Health......................................        14.45
Revenue Bonds - Highway.....................................         0.38
Revenue Bonds - Hospital....................................         0.62
Revenue Bonds - Housing.....................................         3.09
Revenue Bonds - Industrial..................................         7.37
Revenue Bonds - Lease.......................................         0.12
Revenue Bonds - Other.......................................         6.02
Revenue Bonds - Pollution Control Facilities................        12.86
Revenue Bonds - School......................................         0.70
Revenue Bonds - Special Tax.................................         0.63
Revenue Bonds - Transportation..............................        19.14
Revenue Bonds - Water & Sewer...............................         3.51
                                                                ---------
                            TOTAL TAX-EXEMPT LONG-TERM BONDS        98.79%
                                                                =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Tax-Free Bond Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Tax-Free Bond Fund (the "Fund") and John Hancock High Yield Tax-Free Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,768,595 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $7,117,054 and August 31, 2003 -- $5,651,541.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $1 billion, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. At August 31, 1998, there were no outstanding borrowings.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At August 31, 1998, open positions in financial futures contracts were as follows:

                                                     UNREALIZED
EXPIRATION    OPEN CONTRACTS             POSITION    APPRECIATION
----------    --------------             --------    ------------
DEC 98        175 U.S. TREASURY BONDS    LONG          $151,758
                                                      =========

      At August 31, 1998, the Fund has deposited $1,200,000 par value of County of Clark, 6.50%, 12-01-33 in a segregated account to cover margin requirements on open financial futures contracts.

OPTIONS The Fund may buy options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

      There were no written option transactions for the year ended August 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

      The Adviser has voluntarily agreed to limit the Fund's expenses further to the extent required to prevent expenses from exceeding 0.85% and 1.60% of the average net assets attributable to Class A and Class B, respectively. Accordingly, for the year ended August 31, 1998, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $147,165. This limitation may be discontinued at any time.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended August 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $645,689. Out of this amount, $79,967 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $181,204 was paid as sales commissions to unrelated broker-dealers and $384,518 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended August 31, 1998 the contingent deferred sales charges received by JH Funds amounted to $287,462.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - Tax-Free Bond Fund

Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1998 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $4,423.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended August 31, 1998, aggregated $205,305,328 and $268,831,328, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended August 31, 1998.

      The cost of investments owned at August 31, 1998 for federal income tax purposes was $684,101,479. Gross unrealized appreciation and depreciation of investments aggregated $91,563,794 and $153,312 respectively, resulting in net unrealized appreciation of $91,410,482.

NOTE D -
REORGANIZATION

On November 14, 1996, the shareholders of John Hancock Managed Tax-Exempt Fund (JHMTE) approved a plan of reorganization between JHMTE and the Fund providing for the transfer of substantially all of the assets and liabilities of JHMTE to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 3,663,041 Class A shares and 14,270,326 Class B shares of the Fund for the net assets of JHMTE, which amounted to $38,514,684 and $150,045,343 for Class A and Class B shares, respectively, including $13,013,699 of unrealized appreciation, after the close of business on December 6, 1996.

NOTE E -
RECLASSIFICATION OF ACCOUNTS

During the year ended August 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments and financial futures contracts of $7,535,869, an increase in undistributed net investment income of $1,322,844 and an increase in capital paid-in of $6,213,025. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                     John Hancock Funds - Tax-Free Bond Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Trust--
   John Hancock Tax-Free Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Tax-Free Bond Fund (the "Fund"), one of the port-folios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers, and other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund of the John Hancock Tax-Free Bond Trust at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1998.

      None of the 1998 income dividends qualify for the corporate dividends received deduction. Shareholders, who are not subject to the alternative minimum tax, received income dividends which are 97.42% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 17.88%

      The Fund designated distributions to shareholders of $917,656 as long-term capital gain dividends of which the entire amount is a 20% rate gain distribution.

      For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

      Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

===================================== NOTES ====================================

                     John Hancock Funds - Tax-Free Bond Fund

================================================================================
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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Tax-Free Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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